                                                                     EXHIBIT 4.1
================================================================================


                          THERMO ELECTRON CORPORATION,
                                     Issuer


                                       to


                             BANKERS TRUST COMPANY,
                                     Trustee







                                    INDENTURE


                           Dated as of ________, 1997








                                 DEBT SECURITIES




================================================================================

                         Reconciliation and Tie between
      Trust Indenture Act of 1939 (the "Trust Indenture Act") and Indenture

      Trust Indenture Act Section                         Indenture Section
      ---------------------------                         -----------------
      Section 310(a)(1)..........................................607
       (a)(2)....................................................607
       (b).......................................................608
      Section 311................................................612
      Section 312(a).............................................701
       (b).......................................................702
       (c).......................................................702
      Section 313(a).............................................703
       (b)(2)....................................................703
       (c).......................................................703
       (d).......................................................703
      Section 314(a).............................................704
       (c)(1)....................................................102
       (c)(2)....................................................102
       (e).......................................................102
       (f).......................................................102
      Section 315(a).............................................601
       (b).......................................................602
       (c)..................................................601, 602
       (d).......................................................601
       (e).......................................................515
      Section 316(a).............................................101
       (a)(1)(A)............................................502, 512
       (a)(1)(B).................................................513
       (b).......................................................508
      Section 317(a)(1)..........................................503
       (a)(2)....................................................504
       (b)......................................................1003
      Section 318(a).............................................108

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 310 to and including 317 are a part of and govern every qualified indenture, whether or not physically contained herein.

                               TABLE OF CONTENTS

ARTICLE ONE: DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION........2

 Section 101.  Definitions..................................................2
 Section 102.  Compliance Certificates and Opinions........................16
 Section 103.  Form of Documents Delivered to Trustee......................16
 Section 104.  Acts of Holders.............................................17
 Section 105.  Notices, Etc. to Trustee, Company...........................19
 Section 106.  Notice to Holders of Securities; Waiver.....................20
 Section 107.  Language of Notices.........................................21
 Section 108.  Conflict with Trust Indenture Act...........................21
 Section 109.  Effect of Headings and Table of Contents....................21
 Section 110.  Successors and Assigns......................................21
 Section 111.  Separability Clause.........................................21
 Section 112.  Benefits of Indenture.......................................21
 Section 113.  Governing Law...............................................21
 Section 114.  Legal Holidays..............................................22
 Section 115.  Taxes.......................................................22

ARTICLE TWO: SECURITIES AND GUARANTEE FORMS................................23

 Section 201.  Forms Generally.............................................23
 Section 202.  [INTENTIONALLY OMITTED].....................................23
 Section 203.  Form of Trustee's Certificate of Authentication.............24
 Section 204.  Securities in Global Form...................................24
 Section 205.  Form of Conversion Notice...................................25

ARTICLE THREE: THE SECURITIES..............................................25

 Section 301.  Amount Unlimited; Issuable in Series........................25
 Section 302.  Currency; Denominations.....................................29
 Section 303.  Execution, Authentication, Delivery and Dating..............29
 Section 304.  Temporary Securities........................................31
 Section 305.  Registration, Transfer and Exchange.........................34
 Section 306.  Mutilated, Destroyed, Lost and Stolen Securities............37
 Section 307.  Payment of Interest and Certain Additional Amounts; Rights
                  to Interest and Certain Additional Amounts Preserved.....39
 Section 308.  Persons Deemed Owners.......................................42
 Section 309.  Cancellation................................................42
 Section 310.  Computation of Interest.....................................43
 Section 311.  CUSIP Numbers...............................................43
 Section 312.  Notification of Withholding.................................43

ARTICLE FOUR: SATISFACTION AND DISCHARGE OF INDENTURE......................44

 Section 401.  Satisfaction and Discharge..................................44
 Section 402.  Defeasance and Covenant Defeasance..........................45

 Section 403.  Application of Trust Money..................................49

ARTICLE FIVE: REMEDIES.....................................................50

 Section 501.  Events of Default...........................................50
 Section 502.  Acceleration of Maturity; Rescission and Annulment..........52
 Section 503.  Collection of Indebtedness and Suits for Enforcement by
                  Trustee..................................................53
 Section 504.  Trustee May File Proofs of Claim............................54
 Section 505.  Trustee May Enforce Claims Without Possession of Securities
                  or Coupons...............................................55
 Section 506.  Application of Money Collected..............................55
 Section 507.  Limitations on Suits........................................55
 Section 508.  Unconditional Right of Holders to Receive Principal and Any
                  Premium, Interest and Additional Amounts.................56
 Section 509.  Restoration of Rights and Remedies..........................56
 Section 510.  Rights and Remedies Cumulative..............................57
 Section 511.  Delay or Omission not Waiver................................57
 Section 512.  Control by Holders of Securities............................57
 Section 513.  Waiver of Past Defaults.....................................57
 Section 514.  Waiver of Usury, Stay or Extension Laws.....................58
 Section 515.  Undertaking for Costs.......................................58

ARTICLE SIX: THE TRUSTEE...................................................59

 Section 601.  Certain Rights of Trustee; Certain Duties and
                  Responsibilities.........................................59
 Section 602.  Notice of Defaults..........................................60
 Section 603.  Not Responsible for Recitals or Issuance of Securities......61
 Section 604.  May Hold Securities; Act as Trustee Under Other Indenture...61
 Section 605.  Money Held in Trust.........................................61
 Section 606.  Compensation and Reimbursement..............................62
 Section 607.  Corporate Trustee Required; Eligibility.....................62
 Section 608.  Resignation and Removal; Appointment of Successor...........63
 Section 609.  Acceptance of Appointment by Successor......................64
 Section 610.  Merger, Conversion, Consolidation or Succession to Business.65
 Section 611.  Preferential Collection of Claims Against Company...........66
 Section 612.  Appointment of Authenticating Agent.........................66
 Section 613.  Conflicting Interests.......................................68
 Section 614.  Protection of Agents........................................68

ARTICLE SEVEN: HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY............69

 Section 701.  Company to Furnish Trustee Names and Addresses of Holders...69
 Section 702.  Preservation of Information; Communications to Holders......69
 Section 703.  Reports by Trustee..........................................69
 Section 704.  Reports by Company..........................................70

ARTICLE EIGHT: CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER...............71

 Section 801.  Company May Consolidate, Etc., Only on Certain Terms........71
 Section 802.  Successor Corporation Substituted...........................72

ARTICLE NINE: SUPPLEMENTAL INDENTURES......................................72

 Section 901.  Supplemental Indentures Without Consent of Holders..........72
 Section 902.  Supplemental Indentures With Consent of Holders.............74
 Section 903.  Execution of Supplemental Indentures........................75
 Section 904.  Effect of Supplemental Indentures...........................75
 Section 905.  Reference in Securities to Supplemental Indentures..........75
 Section 906.  Conformity with Trust Indenture Act.........................76

ARTICLE TEN: COVENANTS.....................................................76

 Section 1001. Payment of Principal, Any Premium, Interest and Additional
                  Amounts..................................................76
 Section 1002. Maintenance of Office or Agency.............................76
 Section 1003. Money for Securities Payments to be Held in Trust...........78
 Section 1004. Additional Amounts..........................................79
 Section 1005. Statement as to Compliance..................................83
 Section 1006. Corporate Existence.........................................83

ARTICLE ELEVEN: REDEMPTION OF SECURITIES...................................83

 Section 1101. Applicability of Article....................................83
 Section 1102. Election to Redeem; Notice to Trustee.......................84
 Section 1103. Selection by Trustee of Securities to be Redeemed...........85
 Section 1104. Notice of Redemption........................................86
 Section 1105. Deposit of Redemption Price.................................87
 Section 1106. Securities Payable on Redemption Date.......................88
 Section 1107. Securities Redeemed in Part.................................89

ARTICLE TWELVE: CONVERSION OF SECURITIES...................................89

 Section 1201. Conversion Privilege and Conversion Price...................89
 Section 1202. Exercise of Conversion Privilege............................91
 Section 1203. Fractions of Shares.........................................92
 Section 1204. Adjustment of Conversion Price..............................93
 Section 1205. Notice of Adjustments of Conversion Price...................95
 Section 1206. Notice of Certain Corporate Action..........................96
 Section 1207. Company to Reserve Common Stock.............................97
 Section 1208. Taxes on Conversions........................................97
 Section 1209. Covenant as to Common Stock.................................97
 Section 1210. Cancellation of Converted Securities........................97
 Section 1211. Provision in Case of Consolidation, Merger or Sale of
                  Assets...................................................97
 Section 1212. Compliance with Governmental Requirements...................98

ARTICLE THIRTEEN: SINKING FUNDS............................................98

 Section 1301. Applicability of Article....................................98
 Section 1302. Satisfaction of Sinking Fund Payments With Securities.......98
 Section 1303. Redemption of Securities for Sinking Fund...................99

ARTICLE FOURTEEN: [INTENTIONALLY OMITTED].................................100

ARTICLE FIFTEEN: REPAYMENT AT THE OPTION OF HOLDERS.......................101

 Section 1501. Applicability Of Article...................................101
 Section 1502. Repayment Of Securities....................................102
 Section 1503. Notice of Repayment........................................102
 Section 1504. Exercise Of Option.........................................103
 Section 1505. When Securities Presented For Repayment Become Due And
                  Payable.................................................103
 Section 1506. Securities Repaid In Part..................................104

ARTICLE SIXTEEN: MEETINGS OF HOLDERS OF SECURITIES........................105

 Section 1601. Purposes for Which Meetings May Be Called..................105
 Section 1602. Call, Notice and Place of Meetings.........................105
 Section 1603. Persons Entitled to Vote at Meetings.......................106
 Section 1604. Quorum; Action.............................................106
 Section 1605. Determination of Voting Rights; Conduct and Adjournment
                  of Meetings.............................................107
 Section 1606. Counting Votes and Recording Action of Meetings............108

ARTICLE SEVENTEEN: [INTENTIONALLY OMITTED]................................108

ARTICLE EIGHTEEN: [INTENTIONALLY OMITTED].................................114


Exhibits
--------
Exhibit A            Form Of Trustee's Certificate Of Authentication
Exhibit B            Conversion Notice
Exhibit C            Form of Certificate of Beneficial Ownership for Bearer
                     Securities to be Provided to the Euroclear Operator or to
                     Cedel Bank, societe anonyme
Exhibit D            Form of Certificate to be Given by the Euroclear Operator
                     and Cedel Bank, societe anonyme
Exhibit E            Option to Elect Repayment upon a Repayment Event

        INDENTURE, dated as of __________ __, 1997 (the "Indenture"), between
                                                         ---------
Thermo Electron Corporation, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), having its
                                                       -------
principal executive office located at 81 Wyman Street, Waltham, Massachusetts 02254-9046; and Bankers Trust Company, a banking corporation duly organized and existing under the laws of the United States of America (hereinafter called the "Trustee"), having its principal Corporate Trust Office located at Four Albany
 -------
Street, 4th Floor, New York, New York 10006.


                                   RECITALS:

        The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (hereinafter called the "Securities"), unlimited as to principal amount, to bear such rates of interest,
 ----------
to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as provided in this Indenture.


        All things necessary to make the Securities and any Coupons (as herein defined), when executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company in accordance with its terms have been done.


        This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

        NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        For and in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof and any Coupons (as herein defined), as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.  Definitions.
              -----------

        Except as otherwise expressly provided in or pursuant to this Indenture or unless the context otherwise requires, for all purposes of this Indenture:

                (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America and, except as otherwise herein expressly provided, the terms "generally accepted
                                                        ------------------
        accounting principles" or "GAAP" with respect to any computation
        ---------------------      ----
        required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America, consistently applied, at the date of such computation;

                (4)  the words "Article" and "Section" refer to an Article and
                                -------       -------
        Section, respectively, of this Indenture;

                (5)  the words "herein," "hereof," "hereto" and "hereunder" and
                                ------    ------    ------       ---------
        other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                (6)  the word "or" is always used inclusively (for example, the
                               --
        phrase "A or B" means "A or B or both", not "either A or B but not both").

        Certain terms used principally in certain Articles hereof are defined in those Articles.

        "Act," when used with respect to any Holders, has the meaning specified
         ---
in Section 104.

        "Additional Amounts" has the meaning specified in Section 1004.
         ------------------

        "Affiliate" of any specified Person means any other Person directly or
         ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Authenticating Agent" means any Person authorized by the Trustee
         --------------------
pursuant to Section 612 to act on behalf of the Trustee to authenticate Securities of one or more series.

        "Authorized Newspaper" means a newspaper, in an official language of the
         --------------------
place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

        "Bankruptcy Law" has the meaning specified in Section 501.
         --------------

        "Bearer Security" means any Security established pursuant to Section 201
         ---------------
which is payable to bearer.

        "Board of Directors," when used with reference to the Company means
         ------------------
either the board of directors or any duly authorized committee of such board of directors of the Company.

        "Board Resolution," when used with reference to the Company, means a
         ----------------
copy of one or more resolutions, certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

        "Business Day," with respect to any Place of Payment, Place of
         ------------
Conversion or other location, means, unless otherwise specified with respect to any Securities pursuant to Section 301, any day other than a Saturday, Sunday or other day on which banking institutions in such Place of Payment, Place of Conversion or other location are authorized or obligated by law, regulation or executive order to close.

        "Cash Settlement Option" has the meaning specified in Section 1201.
         ----------------------

        "CEDEL" has the meaning specified in Section 304(c).
         -----

        "Closing Price Per Share" means, with respect to common stock, for any
         -----------------------
day, the reported last sales price regular way per share or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, as reported on the principal national or regional United States securities exchange on which such common stock is traded or, if such common stock is not listed or admitted to trading on a United States national or regional exchange, as reported on the Nasdaq National Market, or if such common stock is not listed or admitted to trading on the Nasdaq National Market, the average of the closing bid and asked prices in the over the counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

        "Commission" means the Securities and Exchange Commission, as from time
         ----------
to time constituted, created under the Exchange Act or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

        "Common Depository" means the Person specified as such pursuant to
         -----------------
Section 301.

        "Common Stock" means the Common Stock, par value $1.00 per share, of the
         ------------
Company authorized at the date of this instrument as originally executed. Subject to the provisions of Section 1201 and 1211, shares issuable on conversion of Securities shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be
                           --------  -------
more than one such resulting class, the shares so issuable on conversion of Securities shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

        "common stock" includes any stock of any class of capital stock which
         ------------
has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof and which, by its terms, is not subject to redemption by the issuer thereof.

        "Company" means the Person named as the "Company" in the first paragraph
         -------                                 -------
of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean
such successor Person.                                       -------

        "Company Request" and "Company Order" mean, respectively, a written
         ---------------       -------------
request or order, as the case may be, signed in the name of the Company by any two Officers or by any Officer and either an Assistant Treasurer or an Assistant Corporate Secretary, of the Company and delivered to the Trustee.

        "Conversion Agent" means any Person authorized by the Company to convert
         ----------------
Securities in accordance with Article Twelve.

        "Conversion Date" means the date on which any Security, which is
         ---------------
convertible by the terms and provisions of such Security established pursuant to
Section 301, and the duly signed
and completed conversion notice shall have been delivered to any Place of Conversion in accordance with the provisions of Article Twelve.

        "Conversion Price" has the meaning specified in Section 1201.
         ----------------

        "Corporate Secretary" or "Assistant Corporate Secretary" means the
         -------------------      -----------------------------
person elected by the Company's Board of Directors to hold the title of "Secretary" or "Assistant Secretary" as provided for by the applicable corporate law of the Company's jurisdiction of incorporation."

        "Corporate Trust Office" means the principal corporate trust office of
         ----------------------
the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at Four Albany Street, New York, New York 10006."

        "Corporation" and "corporation" includes corporations, associations,
         -----------       -----------
companies and business trusts.

        "Coupon" means any interest coupon appertaining to a Bearer Security.
         ------

        "Currency," with respect to any payment, deposit or other transfer in
         --------
respect of the principal of or any premium or interest on or any Additional Amounts with respect to any Security, means Dollars, and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, also means Dollars.

        "CUSIP Number" means the alphanumeric designation assigned to a Security
         ------------
by Standard & Poor's Ratings Services, CUSIP Service Bureau.

        "Custodian" has the meaning specified in Section 501.
         ---------

        "Default" means any event or condition the occurrence of which would,
         -------
with the lapse of time or the giving of notice, or both, constitute an Event of Default.

        "Defaulted Interest" has the meaning specified in Section 307.
         ------------------

        "Definitive Security" means any Security that is a Bearer Security
         -------------------
(other than the temporary global Bearer Security) or a Registered Security.

        "Dollars" or "$" means a dollar or other equivalent unit of legal tender
         -------      -
for payment of public or private debts in the United States.

        "EUROCLEAR" has the meaning specified in Section 304(c).
         ---------

        "Event of Default" has the meaning specified in Section 501.
         ----------------

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.
         ------------

        "Exchange Date" means the date specified as such pursuant to Section
         -------------
301.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended
         ------------
from time to time.

        "Foreign Entity" has the meaning specified in Section 801.
         --------------

        "GAAP" means such accounting principles as are generally accepted in the
         ----
United States of America as of the date or time of any computation required hereunder.

        "Government Obligations" means securities which are (i) direct
         ----------------------
obligations of the United States or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such
                                -------- ----
custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

        "Holder," in the case of any Registered Security, means the Person in
         ------
whose name such Security is registered in the Security Register and, in the case of any Bearer Security, means the bearer thereof and, in the case of any Coupon, means the bearer thereof.

        "Indenture" means this instrument as it may from time to time be
         ---------
supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, with respect to any Security, by the terms and provisions of such Security and any Coupon appertaining thereto established pursuant to Section 301 (as such terms and provisions may be amended pursuant to the applicable provisions hereof).

        "Independent Public Accountants" means accountants or a firm of
         ------------------------------
accountants that, with respect to the Company and any other obligor under the Securities or the Coupons, are independent public accountants within the meaning of the Securities Act, and the rules and regulations promulgated by the Commission thereunder, who may be the independent public accountants regularly retained by the Company or who may be other independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to this Indenture or certificates required to be provided hereunder.

        "Indexed Security" means a Security the terms of which provide that the
         ----------------
principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

        "Interest" or "interest," with respect to any Original Issue Discount
         --------      --------
Security, which by its terms bears interest only after Maturity, means interest payable after Maturity and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1004, includes such Additional Amounts.

        "Interest Payment Date," with respect to any Security, means the Stated
         ---------------------
Maturity of an installment of interest on such Security.

        "Interest Record Date" means any Regular Record Date or Special Record
         --------------------
Date.

        "Internal Revenue Code" means the United States Internal Revenue Code of
         ---------------------
1986, as amended.

        "Investment Company Act" means the Investment Company Act of 1940 and
         ----------------------
any statute successor thereto, in each case as amended from time to time.



        "Legal Holidays" has the meaning specified in Section 114.
         --------------

        "Market Price" has the following meaning unless otherwise defined in the
         ------------
Company's Board Resolutions or Officers' Certificate relating to a particular series of Securities: (A) in case the Company chooses the Cash Settlement Option with respect to the conversion of Securities, means the Weighted Average Price of the Common Stock on the last Trading Day preceding the applicable Conversion Date.

        "Maturity," with respect to any Security, means the date on which the
         --------
principal of such Security or an installment of principal becomes due and payable as provided in or pursuant to this Indenture, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or repayment, notice of option to elect repayment or otherwise, and includes the Redemption Date.

        "Office" or "Agency", with respect to any Securities, means an office or
         ------      ------
agency of the Company maintained or designated as a Place of Payment for such Securities pursuant to Section 1002 or any other office or agency of the Company maintained or designated for such Securities pursuant to Section 1002 or, to the extent designated or required by Section 1002 in lieu of such office or agency, the Corporate Trust Office of the Trustee.

        "Officer" means the Chairman of the Board, the President, any Vice
         -------
President (whether or not designated by a number or word added before or after the title vice president), the Treasurer or the Corporate Secretary of the Company.

        "Officers' Certificate" of the Company means a certificate signed by two
         ---------------------
Officers or by any Officer and either an Assistant Treasurer or an Assistant Corporate Secretary of the Company that complies with the requirements of
Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

        "Opinion of Counsel" means a written opinion of counsel, who (unless
         ------------------
otherwise provided herein) may be an employee of or counsel for the Company or other counsel that, if required by the Trust Indenture Act, complies with the requirements of Section 314(e) of the Trust Indenture Act.

        "Original Issue Discount Security" means any Security issued pursuant to
         --------------------------------
this Indenture which provides for an amount less than the principal face amount thereof to be due and payable upon acceleration of the Maturity thereof pursuant to Section 502.

        "Outstanding," when used with respect to any Securities, means, as of
         -----------
the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

                (1) any such Security theretofore canceled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation;

                (2) any such Security for whose payment at the Maturity thereof money in the necessary amount has been theretofore deposited pursuant hereto (other than pursuant to Section 402) with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent), for the Holders of such Securities and any Coupons appertaining thereto, provided that, if such Securities are to be
                              -------- ----
        redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                (3) any such Security with respect to which the Company has effected defeasance or covenant defeasance pursuant to Section 402, except to the extent provided in Section 402; and

                (4) any such Security which has been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Security is held by a bona fide purchaser in whose hands such Security is a valid obligation of the Company, provided, however, that in determining whether the Holders of the
        --------  -------
        requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration thereof pursuant to Section 502 at the time of such determination, and
        (ii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such

        Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, and (iii) Securities beneficially owned by the Company or any other obligor upon the Securities or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which shall have been pledged in good faith shall be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee (a) the pledgee's right so to act with respect to such Securities and (b) that the pledgee is not the Company or any other obligor upon the Securities or any Coupons appertaining thereto or an Affiliate of the Company or such other obligor.

        "Paying Agent" means any Person authorized by the Company to pay the
         ------------
principal of, or any premium or interest on, or any Additional Amounts with respect to, any Security or any Coupon or take any other actions specifically provided in this Indenture on behalf of the Company.

        "Person" means any individual, corporation, partnership, association,
         ------
joint venture, joint-stock company, limited liability company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

        "Place of Conversion" means any city in which any Conversion Agent is
         -------------------
located.

        "Place of Payment," with respect to any Security, means the place or
         ----------------
places where the principal of, or any premium or interest on, or any Additional Amounts with respect to, such Security are payable as provided in or pursuant to this Indenture or such Security.

        "Predecessor Security" of any particular Security means every previous
         --------------------
Security evidencing all or a portion of the same indebtedness as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security or any Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same indebtedness as the lost, destroyed, mutilated or stolen Security or the Security to which a mutilated, destroyed, lost or stolen Coupon appertains.

        "Redemption Date," with respect to any Security or portion thereof to be
         ---------------
redeemed, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

        "Redemption Price," with respect to any Security or portion thereof to
         ----------------
be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture or such Security.

        "Registered Security" means any Security established pursuant to Section
         -------------------
201 which is registered in the Security Register.

        "Regular Record Date" for the interest payable on any Registered
         -------------------
Security on any Interest Payment Date therefor means the date, if any, specified in or pursuant to this Indenture or such Security as the "Regular Record Date."

        "Repayment Date" has the meaning specified in Section 1502.
         --------------

        "Repayment Event" has the meaning specified in Section 1502.
         ---------------

        "Repayment Notice" has the meaning specified in Section 1503.
         ----------------

        "Repayment Price" has the meaning specified in Section 1502.
         ---------------

        "Responsible Officer," shall mean when used with respect to the Trustee,
         -------------------
any officer within the Corporate Trust Office including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

        "Security" or "Securities" means any note or notes, bond or bonds,
         --------      ----------
debenture or debentures, or any other evidences of indebtedness, as the case may be, authenticated and delivered under this Indenture; provided, however, that,
                                                      --------  -------
if at any time there is more than one Person acting as Trustee under this Indenture, "Securities," with respect to any such Person, shall mean Securities
           -----------
authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

        "Securities Act" means the Securities Act of 1933, as amended.
         --------------

        "Security Register" and "Security Registrar" have the respective
         -----------------       ------------------
meanings specified in Section 305.

        "Special Record Date" for the payment of any Defaulted Interest on any
         -------------------
Registered Security means a date fixed by the Trustee pursuant to Section 307.

        "Stated Maturity," with respect to any Security or any installment of
         ---------------
principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date established by or pursuant to this Indenture or such Security or Coupon as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional Amounts are, due and payable.

        "Subsidiary" means a corporation or other entity, a majority of the
         ----------
outstanding voting securities or other ownership interests having ordinary voting power to elect a majority of the corporate directors or other Persons performing similar functions of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

        "Tax" has the meaning specified in Section 1004.
         ---

        "Tax Affected Security" means any Security held by a non-United States
         ---------------------
person to whom Additional Amounts have or will become payable.

        "Tax Law Change" means any change in, or amendment to, the laws
         --------------
(including any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any change in, or amendment to, the application or official interpretation of such laws, regulations or rulings.

        "Trading Days" means (i) if the common stock is quoted on the Nasdaq
         ------------
National Market or any similar system of automated dissemination of quotations of securities prices, days on which trades may be effected through such system,
(ii) if the common stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business or (iii) if the common stock is not quoted on the Nasdaq National Market or similar system or listed or admitted to trading on any national securities exchange, days on which the common stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the common stock are available.

        "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended,
         -------------------
and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

        "Trustee" means the Person named as the "Trustee" in the first paragraph
         -------                                 -------
of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who
                                -------
is then a Trustee hereunder; provided, however, that if at any time there is
                             --------  -------
more than one such Person, "Trustee" as used with respect to the Securities of
                            -------
any series shall mean the Trustee with respect to Securities of such series.

        "United States," except as otherwise provided in or pursuant to this
         -------------
Indenture or any Security, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

        "United States person" is a person that is, for United States Federal
         --------------------
income tax purposes, (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (c) an estate, the income of which is subject to United States Federal income taxation regardless of source, (d) any trust if a court within the United States is able to exercise primary supervision of the administration thereof and one or more United States fiduciaries have the authority to control all substantial decisions thereof, or (e) any other person included within the definition of United States person under the Internal Revenue Code and the regulations thereunder.

        "U.S. Depository" or "Depository" means, with respect to any Security
         ---------------      ----------
issuable or issued in the form of one or more global Securities, the Person designated as U.S. Depository or Depository by the Company in or pursuant to this Indenture, which Person must be, to the extent required by applicable law or regulation, a clearing agency registered under the Exchange Act, and, if so provided with respect to any Security, any successor to such Person. If at any time there is more than one such Person, "U.S. Depository" or "Depository" shall
                                          ---------------      ----------
mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

        "Vice President," when used with respect to the Company or the Trustee,
         --------------
means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President."
                                       --------------

        "Weighted Average Price" of a share of Common Stock during any period,
         ----------------------
unless otherwise defined in the Company's Board Resolutions or Officers' Certificate relating to a particular series of Securities means the weighted average per share sale price for all reported sales of shares of Common Stock on the Trading Days included within such period (or, if the information necessary to calculate such weighted average per share sale price is not available, the average of the high and low sale prices or, if only one sale is reported, such sale price) as reported in the composite transactions on the principal national or regional United States securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on a United States national or regional securities exchange, as reported on the Nasdaq National Market, or if the Common Stock is not listed or admitted to trading on the Nasdaq National Market, as reported in the over the counter market and as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

Section 102.  Compliance Certificates and Opinions.
              ------------------------------------

        Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been satisfied or complied with; and

                (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been satisfied or complied with.

Section 103.  Form of Documents Delivered to Trustee.
              --------------------------------------

        In any case where several matters are required to be certified by or covered by an opinion of any specified Person, it is not necessary that all such matters be certified by or covered by the opinion of only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

Section 104.  Acts of Holders.
              ---------------

                (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If, but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Sixteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1606.

                Without limiting the generality of this Section 104, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depository that is a Holder of a global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture or the Securities to be made, given or taken by Holders, and a Depository that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such Depository's standing instructions and customary practices.

                (2) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section 104.

                (3) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

                (4) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depository, by any trust company, bank or other depository reasonably acceptable to the Company, wherever situated, if such certificate shall be deemed by the Company and the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Company and the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (i) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (ii) such Bearer Security is produced to the Trustee by some other Person, or
        (iii) such Bearer Security is surrendered in exchange for a Registered Security, or (iv) such Bearer Security is no longer Outstanding. The ownership, principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of the commencement and the date of the termination of holding the same may also be proved in any other manner which the Company and the Trustee deem sufficient.

                (5) If the Company shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may at its option (but is not obligated to), by a Company Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Registered Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                (6) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security and any Coupon appertaining thereto and the Holder of every Security or Coupon issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such Act is made upon such Security.

                (7) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

Section 105.  Notices, Etc. to Trustee and Company.
              ------------------------------------

        Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                (1) the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                (2) the Company by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.  Notice to Holders of Securities; Waiver.
              ---------------------------------------

        Except as otherwise expressly provided in or pursuant to this Indenture, where this Indenture provides for notice to Holders of Securities of any event,

                (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

                (2) such notice shall be sufficiently given to Holders of Bearer Securities, if any, if published in an Authorized Newspaper in The City of New York and, if such Securities are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Company shall advise the Trustee that such stock exchange so requires, on a Business Day at least once, such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice; provided that any additional notice to Holders of Securities of any event may be provided at any time upon the request of the Company and shall provided in the manner set forth above.

        In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

        In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 107.  Language of Notices.
              -------------------

        Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication.

Section 108.  Conflict with Trust Indenture Act.
              ---------------------------------

        If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by
Section 318(c) thereof, such required provision shall control.

Section 109.  Effect of Headings and Table of Contents.
              ----------------------------------------

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 110.  Successors and Assigns.
              ----------------------

        All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 111.  Separability Clause.
              -------------------

        In case any provision in this Indenture, any Security or any Coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 112.  Benefits of Indenture.
              ---------------------

        Nothing in this Indenture, any Security or any Coupon shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent or Conversion Agent and their successors hereunder and the Holders of Securities or Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 113.  Governing Law.
              -------------

        This Indenture, the Securities and any Coupons shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made or instruments entered into and, in each case, performed in said state, except that the rights, protections, obligations, indemnities and immunities of the Trustee under this Indenture shall be governed by the laws of the State of New York, without regard to the principles of conflicts of laws of either state.

Section 114.  Legal Holidays.
              --------------

        Unless otherwise specified in or pursuant to this Indenture or any Securities, in any case where any Interest Payment Date, Conversion Date, Redemption Date, Repayment Date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment or any Place of Conversion, as the case may be, then (notwithstanding any other provision of this Indenture, any Security or Coupon other than a provision in any Security or Coupon that specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium or Additional Amounts, if any) or delivery for conversion of such Security need not be made at such Place of Payment or Place of Conversion on such date, but such payment may be made on the next succeeding Business Day at such Place of Payment or Place of Conversion with the same force and effect as if made on the Interest Payment Date, Conversion Date, Redemption Date, Repayment Date or at the Stated Maturity or Maturity or by such last day for conversion, and no interest shall accrue on the amount payable on such date or at such time for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, Conversion Date, Stated Maturity or Maturity or last day for conversion, as the case may be, to the next succeeding Business Day.

Section 115.  Taxes.
              -----

        The Company will pay all stamp taxes and other similar duties, if any, that may be imposed by the United States or the United Kingdom, or any state or political subdivision thereof or taxing authority therein, with respect to the execution or delivery of this Indenture, or the issuance of the Securities or Coupons, or the exchange from time to time of the temporary or permanent Securities in global form for Registered Securities or Bearer Securities, or with respect to the issue or delivery of shares of Common Stock on conversion of Securities; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of the registration of transfer or exchange of Securities and any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted in accordance with the provisions of Article Twelve, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or duty or has established to the satisfaction of the Company that such tax or duty has been paid; and provided further, that the Company shall not be required to pay any tax or duty that may be payable in respect of any accrued interest paid in connection with the conversion of the Securities.

                                  ARTICLE TWO

                               SECURITIES FORMS

Section 201.  Forms Generally.
              ---------------

        Each Registered Security, Bearer Security, Coupon and temporary or permanent global Security issued pursuant to this Indenture shall be in the form established by or pursuant to a Company Board Resolution or in one or more indentures supplemental hereto, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Security or Coupon as evidenced by their execution of such Security or Coupon. If the form of Registered Security, Bearer Security, Coupon or temporary or permanent global Security is established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Registered Security, Bearer Security, Coupon, temporary or permanent global Security.

        Definitive Securities and definitive Coupons shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities or Coupons, as evidenced by their execution of such Securities or Coupons.

        Unless otherwise specified pursuant to Section 301 and except for temporary global Bearer Securities (as contemplated by Section 304 hereof), Bearer Securities shall have Coupons attached.

Section 202.  [INTENTIONALLY OMITTED]
              -----------------------

Section 203.  Form of Trustee's Certificate of Authentication.
              -----------------------------------------------

        Subject to Section 612, the Trustee's certificate of authentication shall be in substantially the form attached to this Indenture as Exhibit A.

Section 204.  Securities in Global Form.
              -------------------------

        Unless otherwise provided in a Company Order, the Securities initially shall be issued in global form. Securities issued in temporary or permanent global form may provide that it or any number of such Securities shall represent the aggregate principal amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any global Security to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 303 or 304 with respect thereto. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not be accompanied by or contained in a Company Officers' Certificate and need not be accompanied by an Opinion of Counsel.

        Notwithstanding the provisions of Section 307, unless otherwise specified in or pursuant to this Indenture or any Securities, payment of principal of, any premium and (except for temporary global Bearer Securities (as contemplated by Section 304 hereof)) interest on, and any Additional Amounts in respect of, any temporary or permanent global Security shall be made to the Person or Persons specified therein.

        Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a global Security (i) in the case of a global Security in registered form, the Holder of such global Security in registered form, or (ii) in the case of a global Security in bearer form, the Person or Persons specified pursuant to Section 301.

Section 205.  Form of Conversion Notice.
              -------------------------

        At the time of conversion of a Security in accordance with Article Twelve, the Holder of such Security shall deliver to the Trustee, the Conversion Agent and the Company a notice of conversion in substantially the form attached to this Indenture as Exhibit B.


                                 ARTICLE THREE

                                THE SECURITIES

Section 301.  Amount Unlimited; Issuable in Series.
              ------------------------------------

        The aggregate principal amount of Securities which may be authenticated and delivered and outstanding under this Indenture is unlimited. The Securities may be issued in one or more series.

        With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to one or more Company Board Resolutions, or pursuant to authority granted by one or more Company Board Resolutions and, subject to Section 303, set forth or determined in the manner provided in a Company Officers' Certificate, or established in one or more indentures supplemental hereto prior to the issuance of any Securities of a series any or all of the following; provided that if any of the following are already provided for in this Indenture, then such provisions shall be applicable to each series established hereunder unless otherwise provided pursuant to the Company and Guarantor Board Resolutions establishing such series and set forth in the applicable Company and Guarantor Officers' Certificate or unless otherwise provided in any Indenture or Indentures supplemental hereto pertaining to such series of Securities:

              (1) the title or designation of such Securities and the series in which such Securities shall be included;

              (2) any limit upon the aggregate principal amount of the Securities of such title or designation or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 905 or 1107, upon repayment in part of any Security of such series pursuant to Article Fifteen, or upon surrender in part of any Security for conversion or exchange into other securities pursuant to its terms, or pursuant to the terms of such Securities);

              (3) if such Securities are to be issuable as Registered Securities, as Bearer Securities or alternatively as Bearer Securities and Registered Securities, and whether the

        Bearer Securities are to be issuable with Coupons, without Coupons or both, and any restrictions applicable to the offer, sale or delivery of the Bearer Securities and the terms, if any, upon which Bearer Securities may be exchanged for Registered Securities and vice versa;

              (4) if any of such Securities are to be issuable in global form, when any of such Securities are to be issuable in global form and (i) whether such Securities are to be issued in temporary or permanent global form or both, (ii) whether beneficial owners of interests in any such global Security may exchange such interests for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 305, (iii) the name of the Depository or the U.S. Depository, as the case may be, with respect to any global Security, (iv) the name of the Common Depository, if applicable, and (v) the Exchange Date, if applicable;

              (5) if any of such Securities are to be issuable as Bearer Securities or in global form, the date as of which any such Bearer Security or global Security shall be dated (if other than the date of original issuance of the first of such Securities to be issued);

              (6) if any of such Securities are to be issuable as Bearer Securities, whether interest in respect of any portion of a temporary Bearer Security in global form payable in respect of an Interest Payment Date therefor prior to the Exchange Date, shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date, if other than as provided in Section 304;

              (7) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal of such Securities is payable;

              (8) the rate or rates at which such Securities shall bear interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such interest shall accrue or the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on Registered Securities on any Interest Payment Date, whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable, the notice, if any, to Holders regarding the determination of interest on a floating rate Security and the manner of giving such notice, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

              (9) if in addition to or other than the Borough of Manhattan, The City of New York, (or, in the case of Bearer Securities, except as otherwise provided herein, London, England), the place or places where the principal of, any premium and interest on or any Additional Amounts with respect to such Securities shall be payable any of such

        Securities may be surrendered for registration of transfer or exchange, any of such Registered Securities may be surrendered for conversion, any of such Bearer Securities may be surrendered for conversion in the circumstances described herein and notices or demands to or upon the Company in respect of such Securities and this Indenture may be served, the extent to which, or the manner in which, any interest payment or Additional Amounts on a global Security on an Interest Payment Date will be paid and the manner in which any principal of or premium, if any, on any global Security will be paid;

              (10) whether any of such Securities are to be redeemable at the option of the Company and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company and, if other than by a Company Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

              (11) if the Company is obligated to redeem or purchase any of such Securities pursuant to any sinking fund or analogous provision or at the option of any Holder thereof and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities so redeemed or purchased;

              (12) the denominations in which any of such Securities that are Registered Securities shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any of such Securities that are Bearer Securities shall be issuable if other than the denominations of $1,000 and $10,000;

              (13) if other than the principal amount thereof, the portion of the principal amount of any of such Securities that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
        Section 502 or the method by which such portion is to be determined;

              (14) if the amount of payments of principal of, any premium or interest on or any Additional Amounts with respect to such Securities may be determined with reference to an index, indices, formula or other method or methods (which index, indices, formula or method or methods may be based, without limitation, on one or more currencies, commodities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

             (15) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to any of such Securities, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

              (16) if either or both of Section 402(2) relating to defeasance or
        Section 402(3) relating to covenant defeasance shall be applicable to the Securities of such series, or any covenants in addition to those specified in Section 402(3) relating to the Securities of such series which shall be subject to covenant defeasance, and any deletions from, or modifications or additions to, the provisions of Article Four in respect of the Securities of such series;

              (17) the terms, if any, on which such Securities may be converted into or exchanged for other securities of the Company, and whether on such conversion the Company may substitute cash or securities of the Company in lieu of issuing Common Stock upon such conversion and the terms of such substitution;

              (18) if any of such Securities are to be issuable in global form and are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

              (19) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, and the identity of each Paying Agent, Conversion Agent or Authenticating Agent with respect to such Securities;

              (20)  [INTENTIONALLY OMITTED]; and

              (21) any other terms of such Securities and any deletions from or modifications or additions to this Indenture in respect of such Securities (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901).

        All Securities of any one series and all Coupons, if any, appertaining to Bearer Securities of such series shall be substantially identical except as to denomination and Maturity and except as may otherwise be provided by the Company in or pursuant to the Company Board Resolution and set forth in the Company Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. The terms of the Securities of any series (as set forth in the applicable Board Resolution or Company Order) may provide, without limitation, that the Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon telephonic or written order of persons designated in the Company Officers' Certificate or supplemental indenture (telephonic instructions to be promptly confirmed in writing by such person) and that such persons are authorized to determine, consistent with such Company Officers' Certificate or any applicable supplemental indenture, such terms and conditions of the Securities of such series as are specified in such Company Officers' Certificate or supplemental indenture. All Securities of any one series need not be issued at the same time and, unless otherwise so provided by the Company, a series may be reopened for issuances of additional Securities of such series.

        If any of the terms of the Securities of any series shall be established and approved by action taken by or pursuant Board Resolutions of the Company, copies of appropriate records of such actions shall be certified by the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee at or prior to the delivery of the Officers' Certificates setting forth the terms of such series.

Section 302.  Currency; Denominations.
              -----------------------

        The principal of, any premium and interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars. Unless otherwise provided in or pursuant to this Indenture, Registered Securities shall be issuable in registered form without Coupons in denominations of $1,000 and any integral multiple thereof, and Bearer Securities shall be issuable in denominations of $1,000 and $10,000 (or any other authorized denominations) with Coupons attached.

Section 303.  Execution, Authentication, Delivery and Dating.
              ----------------------------------------------

        Securities shall be executed on behalf of the Company by any Officer under its corporate seal reproduced thereon and attested by its Corporate Secretary (provided that the Corporate Secretary shall not attest his or her own signature as an Officer) or one of its Assistant Corporate Secretaries. Coupons shall be executed on behalf of the Company by any Officer. The signature of any of these officers on the Securities or any Coupons appertaining thereto may be manual or facsimile.

        Securities, Coupons appertaining thereto bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or Coupons or did not hold such offices at the date of such Securities or Coupons.

        At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities, together with any Coupons appertaining thereto, executed by the Company, to the Trustee for authentication and, provided that the Company Board Resolution and Company Officers' Certificate (if the terms of such Securities are provided therein pursuant to authority granted by Company Board Resolution) or supplemental indenture or indentures with respect to such Securities referred to in Section 301 and a Company Order for the authentication and delivery of such Securities have been delivered to the Trustee, the Trustee in accordance with the Company Order and subject to the provisions hereof and of such Securities shall authenticate and deliver such Securities; provided, however, that, in connection with its
                         --------  -------
original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that a Bearer Security
                                       --------  -------
(other than a temporary global Bearer Security) may be delivered outside the United

States in connection with its original issuance only if the certifications described in Section 304 are provided in accordance with the provisions of
Section 304. If any Security shall be represented by a permanent global Security, then, for purposes of this Section and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with the original issuance of such beneficial owner's interest in such permanent global Security. Except as permitted by Section 306, the Trustee for the Securities of a series shall not authenticate and deliver any Bearer Security unless all appurtenant Coupons for interest then matured other than matured coupons in default have been detached and canceled. If all the Securities of any one series are not to be issued at one time and if a Board Resolution relating to such Securities (or Officers' Certificate provided pursuant to authority granted by Board Resolution) shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities, including, without limitation, procedures with respect to interest rate, Stated Maturity, date of issuance and date from which interest, if any, shall accrue.

        In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and any Coupons appertaining thereto, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying upon:

                (1)  an Opinion of Counsel to the effect that:

                (a) the form or forms and terms of such Securities and Coupons, if any, have been established or approved by or pursuant to a Board Resolution of the Company in conformity with Sections 201 and 301 of this Indenture;

                (b) all conditions precedent to the authentication and delivery of such Securities and Coupons, if any, appertaining thereto, have been complied with and that such Securities and Coupons, when completed by appropriate insertions, executed under the Company's corporate seal and attested by duly authorized officers of the Company (in the case of the Securities or Coupons), delivered by duly authorized officers of the Company to the Trustee for authentication pursuant to this Indenture, and authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legally valid and binding obligations of the Company, enforceable in accordance with their terms, subject, in the case of the Securities to bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer or other similar laws of general applicability to the Company and relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

        and

                (c) this Indenture has been qualified under the Trust Indenture Act; and

                (2) a Company Officers' Certificate stating that, to the best knowledge of the Persons executing such certificate, no Default or Event of Default with respect to any of the Securities shall have occurred and be continuing.

        If all of the Securities of any series are not to be issued at one time, unless requested by the Trustee, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Security, but such opinion, with such modifications as counsel shall deem appropriate, shall be delivered at or before the time of issuance of the first Security of such series. After any such first delivery, any separate request by the Company that the Trustee authenticate additional Securities of such series for original issue will be deemed to be a certification by the Company that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Securities continue to have been complied with.

        The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

        Each Registered Security shall be dated the date of its authentication. Each Bearer Security and any temporary global Security shall be dated as of the date specified in or pursuant to this Indenture.

        No Security or Coupon appertaining to such Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 203 or 612 executed by or on behalf of the Trustee or by the Authenticating Agent by the manual signature of one of its authorized officers. Such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

Section 304.  Temporary Securities.
              --------------------

        (a) Pending the preparation of Definitive Securities, the Company may execute and deliver to the Trustee and, upon Company Order for authentication and delivery, the Trustee shall authenticate and deliver, in the manner provided in Section 303, temporary Securities in lieu thereof which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the

Definitive Securities in lieu of which they are issued, in registered form or, if authorized in or pursuant to this Indenture, in bearer form with one or more Coupons or without Coupons, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

        (b) Except in the case of temporary global Bearer Securities, which shall be exchanged in accordance with the provisions of clause (c) of this
Section 304, if temporary Securities are issued, the Company shall cause Definitive Securities to be prepared without unreasonable delay. After the preparation of Definitive Securities of the same series and containing terms and provisions that are identical to those of any temporary Securities, such temporary Securities shall be exchangeable for such Definitive Securities upon surrender of such temporary Securities at an Office or Agency for such Securities, without charge to any Holder thereof. Upon surrender for cancellation of any one or more temporary Securities (accompanied by any unmatured Coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Securities of authorized denominations of the same series and containing identical terms and provisions; provided, however, that no
                                               --------  -------
definitive Bearer Security, except as provided in or pursuant to this Indenture, shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in
--------  -------
exchange for a temporary Bearer Security only in compliance with the conditions set forth in or pursuant to this Indenture. Unless otherwise provided in or pursuant to this Indenture with respect to a temporary global Bearer Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities of such series.

        (c) All or a portion of the Securities constituting Bearer Securities may be initially issued as temporary global Bearer Securities without Coupons or conversion rights. Such temporary global Bearer Securities shall be deposited on the applicable closing date on behalf of the subscribers for the Securities represented thereby with the Common Depository, for credit to their respective accounts (or to such other accounts as they may direct) at Morgan Guaranty Trust Company OF NEW YORK, Brussels Office, as operator of the EUROCLEAR CLEARANCE SYSTEM ("EUROCLEAR"), or CEDEL BANK, SOCIETE ANONYME ("CEDEL").

        On or before the Exchange Date, the Company shall deliver to the Paying Agent in London at its principal London office or to its designated agent outside the United States, definitive Bearer Securities. On or after the applicable Exchange Date, the temporary global Bearer Securities may be surrendered by the Common Depository to the Trustee or its agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Bearer Securities without charge to Holders, and the Trustee or the Paying Agent in London or other Paying Agent outside the United States shall authenticate and deliver (at an office or agency outside the United States), in exchange for the temporary global Bearer Securities or the portions thereof to be exchanged, an equal aggregate principal amount of definitive Bearer Securities, as shall be specified by the Holders thereof; provided, however,
                                                          --------  -------
that upon such presentation by the Common Depository, the temporary global Bearer Securities are accompanied by a certificate dated the Exchange Date or a subsequent date and signed by EUROCLEAR as to the portion of the temporary global Bearer Securities held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL as to the portion of the temporary global Bearer Securities held for its account then to be exchanged, each substantially in the form of Exhibit D hereto to the effect that it has received a certificate or certificates substantially in the form of Exhibit C hereto dated no earlier than 15 days prior to the Exchange Date and signed by the person appearing in its records as the owner of the temporary global Bearer Securities or portions thereof being exchanged. The Company hereby appoints the principal office of the Paying Agent in London, England, or its designated agent, as its agent outside the United States where definitive Bearer Securities may be delivered in exchange for the temporary global Bearer Securities or portions thereof. Each beneficial owner of any portion of the temporary global Bearer Securities shall be entitled to take delivery of definitive Bearer Securities only at such office.

        Temporary global Bearer Securities will be exchangeable for Registered Securities in denominations of $1,000 or an integral multiple thereof at any time without the certification requirements set forth in the preceding paragraph; provided that such exchange is permitted by the rules and procedures
           -------- ----
then in effect of CEDEL and EUROCLEAR, and provided, further, that if and so
                                           --------  -------
long as Registered Securities of a series are represented solely by a permanent global Registered Security, the temporary global Bearer Security will only be exchangeable for an interest in the permanent global Registered Security as set forth in Section 305 herein.

        Notwithstanding any other provision hereof or of the Securities, no Bearer Security initially represented by the temporary global Bearer Securities will be mailed to or otherwise delivered in connection with its original issuance to any location within the United States. The Trustee agrees that it will cause the Paying Agent in London (if required) to retain each certificate provided by EUROCLEAR or CEDEL for a period of four calendar years following the year in which the certificate is received and not to destroy or otherwise dispose of any such certificate without first offering to deliver it to the Company.

        Upon any such exchange of a portion of the temporary global Bearer Security for either definitive Bearer Securities or Registered Securities (if permitted by the rules and procedures then in effect of CEDEL and EUROCLEAR), the temporary global Bearer Security shall be deemed to reflect the reduction of the principal amount evidenced thereby. Until so exchanged in full, the temporary global Bearer Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, this Indenture as definitive Bearer Securities authenticated and delivered hereunder, except that none of EUROCLEAR, CEDEL or the beneficial owners of the temporary global Bearer Security shall be entitled to receive payment of interest or other payments thereon or to convert the temporary global Bearer Security, if applicable, or any portion thereof, as set forth in Article Twelve, except as otherwise permitted pursuant to this Indenture or the Securities.

Section 305.  Registration, Transfer and Exchange.
              -----------------------------------

        With respect to the Registered Securities of each series, if any, the Company shall cause to be kept a register (each such register being herein sometimes referred to as the "Security Register") at an Office or Agency for
                              -----------------
such series in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered Securities of such series and of transfers of the Registered Securities of such series. Such Office or Agency shall be the "Security Registrar" for that series
                                            ------------------
of Securities. Unless otherwise specified in or pursuant to this Indenture or the Securities, the Trustee shall be the initial Security Registrar for each series of Securities. The Company shall have the right to remove and replace from time to time the Security Registrar for any series of Securities;
provided that no such removal or replacement shall be effective until a
-------- ----
successor Security Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment. In the event that the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities.

        Upon surrender for registration of transfer of any Registered Security of any series at any Office or Agency for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series denominated as authorized in or pursuant to this Indenture, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions.

        At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any applicable Office or Agency for such series. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Registered Securities of any series may not be exchanged for Bearer Securities.

        At the option of the Holder, definitive Bearer Securities of such series may be exchanged at any time (except as otherwise provided in this Indenture) for Registered Securities or Bearer Securities of such series containing identical terms, denominated as authorized in or pursuant to this Indenture and in the same aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any applicable Office or Agency for such series located outside the United States, with any and all unmatured Coupons and any and all matured Coupons in default thereto appertaining; provided that if and so long as
                                                 -------- ----
Registered Securities of a series are represented solely by a permanent global

Registered Security, such definitive Bearer Securities will only be exchangeable for an interest in the permanent global Registered Security as set forth in this
Section 305. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise
                                    --------  -------
provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an applicable Office or Agency for such series located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such Office or Agency for such series in exchange for a Registered Security of such series and like tenor after the close of business at such Office or Agency on
(i) any Regular Record Date and before the opening of business at such Office or Agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such Office or Agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment of Defaulted Interest, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment or Defaulted Interest, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

        Whenever any Securities are surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities (with all Coupons, in the case of the issuance of Bearer Securities), which the Holder making the exchange is entitled to receive.

        If the Holder of definitive Bearer Securities or definitive Registered Securities requests in writing that such Securities be exchanged for an interest in the applicable permanent global Registered Security, such Bearer Securities or Registered Securities (as the case may be) will be exchangeable into an equal aggregate principal amount of beneficial interest in the permanent global Registered Security; provided that in the case of definitive Bearer Securities,
                     -------- ----
such Bearer Securities are only exchanged in the manner set forth in this
Section 305 with respect to the exchange of definitive Bearer Securities for Registered Securities and in the case of Registered Securities, such exchange is made in accordance with the rules and procedures then in effect of the Depository. Upon any exchange as provided in the immediately preceding sentence, the Trustee shall cancel such Bearer Securities or Registered Securities (as the case may be) and cause, or direct any custodian for the permanent global Registered Security to cause, in accordance with the standing instructions and procedures existing between the Depository and any such custodian, the aggregate principal amount of Securities represented by the permanent global Registered Security to be increased accordingly. If no permanent global Registered Securities are then outstanding, the Company shall issue and the Trustee shall authenticate a new permanent global Registered Security in the appropriate principal amount.

        Notwithstanding the foregoing, except as otherwise provided in or pursuant to this Indenture, any permanent global Registered Security shall be exchangeable for Definitive Securities only if (i) the Depository is at any time unwilling, unable or ineligible to continue as Depository or ceases to be a clearing agency registered under the Exchange Act (if so required by applicable law or regulation) and a successor depository is not appointed by the Company within 90 days of the date the Company is so informed in writing, (ii) the Company executes and delivers to the Trustee a Company Order to the effect that such permanent global Registered Security shall be so exchangeable or (iii) an Event of Default has occurred and is continuing with respect to the Securities. If the beneficial owners of interests in a permanent global Registered Security are entitled to exchange such interests for Definitive Securities as the result of an event described in clause (i), (ii) or (iii) of the preceding sentence, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee Definitive Securities in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of such permanent global Registered Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Registered Security shall be surrendered from time to time by the U.S. Depository or such other Depository as shall be specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee and the U.S. Depository or such other Depository, as the case may be (which instructions shall be in writing but need not be contained in or accompanied by an Officers' Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for Definitive Securities as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered permanent global Registered Security, a like aggregate principal amount of Definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Registered Security to be exchanged, which shall be in the form of Registered Securities; provided, however, that no such exchanges may occur during a period
            --------  -------
beginning at the opening of business 15 days before any selection of Securities of the same series to be redeemed and ending at the close of business on the day of such selection. Promptly following any such exchange in part, a permanent global Registered Security for the portions not exchanged shall be returned by the Trustee to such Depository or the U.S. Depository, as the case may be, or such other Depository or U.S. Depository referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a permanent global Registered Security after the close of business at the applicable Office or Agency for such Security where such exchange occurs on or after (i) any Regular Record Date for such Security and before the opening of business at such Office or Agency on the next Interest Payment Date, or (ii) any Special Record Date for such Security and before the opening of business at such Office or Agency on the related proposed date for payment of Defaulted Interest, as the case may be, interest shall not be payable on such Interest

Payment Date or proposed date for payment of Defaulted Interest, as the case may be, in respect of such Registered Security, but shall be payable on such Interest Payment Date or proposed date for payment of Defaulted Interest, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Registered Security shall be payable in accordance with the provisions of this Indenture.

        All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company , evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

        Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for such Security duly executed by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Company may require payment of a sum sufficient to cover any stamp or similar tax or other governmental charge and any other expenses (including fees and expenses of the Trustee) that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 1107 or 1202, or upon repayment in part of any Registered Security pursuant to Article Fifteen, in each case not involving any transfer.

        Except as otherwise provided in or pursuant to this Indenture, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of like tenor and the same series under Section 1103 and ending at the close of business on the day of such selection, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to exchange any Bearer Security so selected for redemption except, to the extent provided with respect to such Bearer Security, that such Bearer Security may be exchanged for a Registered Security of like tenor and the same series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture or (iv) to issue, register the transfer of or exchange any Security which, in accordance with its terms, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.
              ------------------------------------------------

        If any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, subject to the provisions of this Section 306, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons appertaining thereto corresponding to the Coupons, if any, appertaining to the surrendered Security; provided, however, that any Bearer Security or any Coupon shall be delivered
--------  -------
only outside the United States and, if the Securities of such series are listed on the London Stock Exchange or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, such delivery shall occur at the Office or Agency located in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as Securities of such series are listed on such exchange; and provided, further, that all Bearer Securities shall be delivered and
    --------  -------
received in person.

        If there be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains with all appurtenant Coupons not destroyed, lost or stolen, a new Security of the same series containing identical terms and of like principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains; provided, however, that any Bearer Security or any Coupon shall be delivered
--------  -------
only outside the United States and, if the Securities of such series are listed on the London Stock Exchange or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, such delivery shall occur at the Office or Agency located in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as Securities of such series are listed on such exchange; and provided, further, that all Bearer Securities shall be delivered and
    --------  -------
received in person.

        Notwithstanding the foregoing provisions of this Section 306, in case any mutilated, destroyed, lost or stolen Security or Coupon has become or will become due and payable within seven (7) days, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security or Coupon; provided, however, that payment of principal of, any
                         --------  -------
premium or interest on or any Additional Amounts with respect to any Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at the applicable Office or Agency for such Securities located outside the United States and, unless otherwise provided in or pursuant to this Indenture, any interest on Bearer Securities and any Additional Amounts with respect to such interest shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

        Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any stamp or similar tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

        Every new Security with any Coupons appertaining thereto issued pursuant to this Section 306 in lieu of any mutilated, destroyed, lost or stolen Security, or in exchange for a Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall constitute a separate obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security and Coupons appertaining thereto or the mutilated, destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series and any Coupons duly issued hereunder.

        The provisions of this Section, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

Section 307.  Payment of Interest and Certain Additional Amounts; Rights to
              -------------------------------------------------------------
Interest and Certain Additional Amounts Preserved.
-------------------------------------------------

        (a) Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, and are punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest.

        Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, payment of interest may be made (i) by check mailed or delivered, in the case of Registered Securities, to the address of the Person entitled thereto as such address shall appear in the Security Register or, in the case of Bearer Securities, upon presentation and surrender of the appropriate Coupon appertaining thereto, or (ii) at the option of the Company with the consent of any Paying Agent, (1) in the case of a Bearer Security, upon presentation and surrender of the applicable Coupon at an applicable Office or Agency for such series outside the United States, except as otherwise provided in Section 1002, by transfer to an account maintained by the payee with a bank located outside the United States, or (2) in the case of a Registered Security, by transfer to an account maintained by the payee with a bank located inside the United States.

        Unless otherwise provided as contemplated by Section 301, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC, EUROCLEAR and/or CEDEL, as the case may be, with respect to that portion of such permanent global Security held for its account by Cede & Co. or the Common Depository, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

        Unless otherwise provided in or pursuant to this Indenture, in case a Bearer Security is surrendered in exchange for a Registered Security after the close of business at the applicable Office or Agency for such Security on any Regular Record Date therefor and before the opening of business at such Office or Agency on the next succeeding Interest Payment Date therefor, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest shall not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

        Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Bearer Security shall, except as otherwise provided in Section 1002, be payable only at an Office or Agency for such Securities located outside the United States.

        Interest on any temporary global Bearer Security shall be payable only after the issuance of a Definitive Security for which it is exchangeable as provided in Section 304, except as otherwise provided pursuant to this Indenture or the Securities.

        (b) Unless otherwise provided in or pursuant to this Indenture, any interest on and any Additional Amounts with respect to any Registered Security which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof
 ------------------
on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

        (1) The Company may elect to make payment of any Defaulted Interest to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of such Registered Security (or a Predecessor Security thereof) at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in the Borough of Manhattan,

The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Bearer Security is surrendered at the applicable Office or Agency for such Security in exchange for a Registered Security after the close of business at such Office or Agency on any Special Record Date and before the opening of business at such Office or Agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Defaulted Interest and Defaulted Interest shall not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

        (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

              (c) In the case of any Registered Security which is converted into Common Stock pursuant to Article Twelve after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Registered Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Registered Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted pursuant to Article Twelve, accrued interest from the immediately preceding Interest Payment Date until the Conversion Date shall be payable to the converting Holder within five Business Days after the Conversion Date. Upon presentment for conversion of any Securities pursuant to Article Twelve, the Paying Agent shall promptly notify the Company of the amount of any accrued interest due and owing thereon and the Company shall pay to the Paying Agent an amount sufficient to pay the accrued interest due on such Securities and Additional Amounts, if any, thereon, and the Paying Agent shall apply the amounts so paid to it to the payment of such accrued interest and Additional Amounts, if any, thereon in accordance with the terms of the Securities.

        (d)   Subject to the foregoing provisions of this Section 307 and
Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.  Persons Deemed Owners.
              ---------------------

        Title to any Bearer Security or Coupon shall pass by delivery. The Company, the Trustee, the Paying Agent and any other agent of the Company, the Trustee or the Paying Agent may treat the bearer of any Bearer Security or the temporary global Bearer Security and the bearer of any Coupon as the absolute owner of such Security or Coupon, as the case may be, for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or Coupon be overdue, and neither the Company the Trustee, the Paying Agent nor any other agent of the Company, the Trustee or the Paying Agent shall be affected by notice to the contrary.

        Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Registered Security is registered in the Security Register as the absolute owner of such Registered Security for the purpose of receiving payment of principal of, any premium and (subject to Sections 305 and 307) interest on and any Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security shall be overdue, and neither the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

        No holder of any beneficial interest in any global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such global Security, and such Depository may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent, any Conversion Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 309.  Cancellation.
              ------------

        All Securities and Coupons surrendered for payment, redemption, registration of transfer, exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Coupons, as well as Securities and Coupons surrendered directly to the Trustee for any such purpose, shall be canceled promptly by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities or Coupons previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities or Coupons so delivered shall be canceled promptly by the Trustee. No Securities or Coupons shall be authenticated in lieu of or in exchange for any Securities or Coupons canceled as provided in this
Section 309, except as expressly permitted by or pursuant to this Indenture. All canceled Securities and Coupons held by the Trustee shall be destroyed by the Trustee, unless by a Company Order the Company directs their return to it.

Section 310.  Computation of Interest.
              -----------------------

        Except as otherwise provided in or pursuant to this Indenture or in the Securities of any series, interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311.  CUSIP Numbers.
              -------------

        The Company in issuing Registered Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers, and in issuing Bearer Securities may use "ISIN" numbers (if then generally in use); if so, the Trustee shall use such "CUSIP" and "ISIN" numbers in addition to serial numbers in notices of redemption and repayment as a convenience to Holders; provided that
                                                                 -------- ----
any such notice may state that no representation is made as to the correctness of such CUSIP and ISIN numbers either as printed on the Securities or as contained in any notice of a redemption or repayment and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repayment shall not be affected by any defect in or omission of such CUSIP or ISIN numbers.

Section 312.  Notification of Withholding.
              ---------------------------

        The Company shall notify the Trustee in writing of the necessity, if any, to withhold any amounts from payments to Holders (and the amount of any such withholding).

                                 ARTICLE FOUR

                    SATISFACTION AND DISCHARGE OF INDENTURE

Section 401. Satisfaction and Discharge.
             --------------------------

        Upon the direction of the Company by a Company Order, this Indenture shall cease to be of further effect with respect to any series of Securities specified in such Company Order and any Coupons appertaining thereto (except as to any surviving rights of conversion, or registration of transfer or exchange or replacement of Securities herein expressly provided for and any right to receive Additional Amounts and the Company's obligations to the Trustee pursuant to Section 606), and the Trustee, on receipt of a Company Order, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

        (1)   either

              (A) all Securities of such series theretofore authenticated and delivered and all Coupons appertaining thereto (other than (i) Coupons appertaining to Bearer Securities of such series surrendered in exchange for Registered Securities of such series and maturing after such exchange whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) Coupons appertaining to Securities of such series called for redemption and maturing after the relevant Redemption Date whose surrender has been waived as provided in Section 1106, and (iv) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

              (B) all Securities of such series and any Coupons appertaining thereto not theretofore delivered to the Trustee or the Paying Agent for cancellation (other than Securities or Coupons referred to in clauses
        (i) through (iii) of clause (A) above)

              (i)   have become due and payable, or

              (ii) will have become due and payable at their Stated Maturity within one year and such Securities are not convertible into or exchangeable for other securities, or

              (iii) if redeemable at the option of the Company, such Securities are not convertible into or exchangeable for other securities and are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii), or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds (immediately available to the Holders in the case of clause
        (i) above) in trust for such purpose, money in the Currency in which such Securities are payable in an amount sufficient to pay and discharge the entire indebtedness on such Securities and any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation, including the principal of, any premium and interest on, and, to the extent that the Securities of such series provide for the payment of Additional Amounts thereon and the amount of any such Additional Amounts is at the time of deposit reasonably determinable by the Company (in the exercise by the Company of its sole and absolute discretion), any Additional Amounts with respect to such Securities and any Coupons appertaining thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be;

        (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Outstanding Securities of such series and any Coupons appertaining thereto; and

        (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

        In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto are met.

        Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee under Section 606, the obligations of the Company to any Authenticating Agent under Section 612, and, if money shall have been deposited with the Trustee pursuant to clause (1)(B) of this Section, the obligations of the Company and the Trustee with respect to the Securities of such series under Sections 305, 306, 403, 1002 and 1003, and with respect to the payment of Additional Amounts, if any, with respect to such Securities as contemplated by
Section 1004 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 401(B)(iii)), shall survive.

Section 402. Defeasance and Covenant Defeasance.
             ----------------------------------

        (1) Unless, pursuant to Section 301, provision is made for either or both of (i) defeasance of the Securities of or within a series under clause (2) of this Section 402 or (ii) covenant defeasance of the Securities of or within a series under clause (3) of this Section 402, such provisions, together with the other provisions of this Section 402, shall not be applicable to such Securities and any Coupons appertaining thereto.

        (2) Upon the Company's exercise of the above option applicable to this
Section 402(2) with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any Coupons appertaining thereto on the date the conditions set forth in clause (4) of this Section 402 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any Coupons appertaining thereto, which shall thereafter be deemed to be "Outstanding" only for the purposes of clause (5) of this Section 402 and the other Sections of this Indenture referred to in clauses (i) and (ii) below, and to have satisfied all of its other obligations under such Securities and any Coupons appertaining thereto and this Indenture insofar as such Securities and any Coupons appertaining thereto are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities and any Coupons appertaining thereto to receive, solely from the trust fund described in clause (4) of this Section 402 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on, and Additional Amounts, if any, with respect to, such Securities and any Coupons appertaining thereto when such payments are due, (ii) the obligations of the Company and the Trustee with respect to such Securities under Sections 304, 305, 306, 403, 1002 and 1003, with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 1004 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 402(4)(a) below), (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder, (iv) any rights of conversion or exchange of such Securities and (v) this Section 402. The Company may exercise its option under this Section 402(2) notwithstanding the prior exercise of its option under clause (3) of this
Section 402 with respect to such Securities and any Coupons appertaining thereto.

        (3) Upon the Company's exercise of the above option applicable to this
Section 402(3) with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 1005 and Section 102 and, to the extent specified pursuant to Section 301, any other covenant applicable to such Securities, with respect to such Outstanding Securities and any Coupons appertaining thereto on and after the date the conditions set forth in clause
(4) of this Section 402 are satisfied (hereinafter, "covenant defeasance"), and
                                                     -------------------
such Securities and any Coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any Coupons appertaining thereto, the Company may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(4) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and Coupons appertaining thereto, shall be unaffected thereby.

        (4) The following shall be the conditions to application of clause (2) or (3) of this Section 402 to any Outstanding Securities of or within a series and any Coupons appertaining thereto:

        (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Section 402 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any Coupons appertaining thereto, (i) an amount in Dollars, or (ii) Government Obligations applicable to such Securities and Coupons appertaining thereto (determined on the basis of the Currency in which such Securities and Coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities and any Coupons appertaining thereto, money in an amount, or (iii) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (y) the principal of (and premium, if any) and interest, if any, on, and, to the extent that such Securities provide for the payment of Additional Amounts thereon and the amount of any such Additional Amounts is at the time of deposit reasonably determinable by the Company, any Additional Amounts with respect to, such Outstanding Securities and any Coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest and (z) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any Coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any Coupons appertaining thereto.

        (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

        (c) No Default or Event of Default with respect to such Securities and any Coupons appertaining thereto shall have occurred and be continuing on the date of such deposit and, with respect to defeasance only, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

        (d) In the case of an election under clause (2) of this Section 402, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
(i) the Company has received from the Internal Revenue Service a letter ruling, or there has been published by the Internal Revenue Service a revenue ruling, or
(ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

        (e) In the case of an election under clause (3) of this Section 402, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

        (f) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance or covenant defeasance under clause (2) or (3) of this Section 402 (as the case may be) have been complied with.

        (g) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

        (h) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

        (i) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

        (j) Notwithstanding any other provisions of this Section 402(4), such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

        (5) Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee-- collectively for purposes of this Section 402(5) and
Section 403, the "Trustee") pursuant to clause (4) of Section 402 in respect of
                  -------
any Outstanding Securities of any series and any Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any Coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any Coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

        The Company shall pay and indemnify the Trustee and its officers, directors, employees and agents against any tax, fee or other charge, imposed on or assessed against the Government Obligations deposited pursuant to this
Section 402 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any Coupons appertaining thereto.

        Anything in this Section 402 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in clause (4) of this Section 402 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Section 402.

Section 403. Application of Trust Money.
             --------------------------

        Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations deposited with the Trustee pursuant to Section 401 or 402 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the Coupons appertaining thereto, and this Indenture, as applicable, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, interest and Additional Amounts for whose payment such money has or Government Obligations have been deposited with or received by the Trustee; but such money and Government Obligations need not be segregated from other funds except to the extent required by law.

                                 ARTICLE FIVE

                                   REMEDIES


Section 501. Events of Default.
             -----------------

        "Event of Default," wherever used herein with respect to Securities of
         ----------------
any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless such event is specifically deleted or modified in or pursuant to the supplemental indenture, a Company Board Resolution or Company Officers' Certificate establishing the terms of such series pursuant to this Indenture:

        (1) default in the payment of any interest on, or any Additional Amounts payable in respect of any interest on, any Security of such series when such interest or such Additional Amounts, as the case may be, become due and payable, and continuance of such default for a period of 10 days; or

        (2) default in the payment of the principal of or premium, if any, on, or any Additional Amounts payable in respect of the principal of or premium, if any, on any Security of such series when due upon Maturity (whether upon redemption or otherwise); or

        (3) default in the payment of any sinking fund payment, or analogous payment, when and as due by the terms of a Security of such series; or

        (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or any Security of such series (other than a covenant or warranty for which the consequences of breach or nonperformance are addressed elsewhere in this Section 501 or in the Securities or in a covenant or warranty which has expressly been included in this Indenture or a Security of that series, whether or not by means of a supplemental Indenture, solely for the benefit of Securities of a series other than such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

        (5) the Company pursuant to or under or within the meaning of any Bankruptcy Law:

              (a) commences a voluntary case or proceeding;

              (b) consents to the entry of an order for relief against it in an involuntary case or proceeding or the commencement of any case against it;

              (c) consents to the appointment of a Custodian of it or for any substantial part of its property;

              (d) makes a general assignment for the benefit of its creditors;

              (e) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

              (f) consents to the filing of such petition or the appointment of or taking possession by a Custodian; or

        (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

              (a) is for relief against the Company in an involuntary case or proceeding, or adjudicates the Company insolvent or bankrupt;

              (b) appoints a Custodian of the Company or for any substantial part of their respective property; or

              (c) orders the winding up or liquidation of the Company;

        and the order or decree remains unstayed and in effect for 20 consecutive days; or

        (7) a default by the Company (including a default with respect to Securities of any series other than that series) under any indenture, including this Indenture, or instrument evidencing, or under which the Company has at the date of this Indenture or shall hereafter have, any indebtedness for money borrowed with a principal amount then outstanding in excess of $25,000,000 or such other amount as may be specified in the Company's Board Resolutions or Officers' Certificate establishing the series (or the equivalent in any other currency) shall happen and be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, or a default in payment of such indebtedness at its stated maturity shall have occurred, and such indebtedness shall not have been discharged or such acceleration shall not be rescinded or annulled within 20 days after written notice thereof shall have been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series; provided,
                                                               --------
however, that if such default under such indenture or instrument shall be
-------
remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders; provided, further, however,
                                                  --------  -------
that subject to the provisions of Section 601, the Trustee will not be considered to have knowledge of any default by the Company under this Section 501 unless the Trustee shall have received written or actual notice of such default; or

        (8) any other Event of Default provided in or pursuant to this Indenture with respect to Securities of such series."

        "Bankruptcy Law" means Title 11, United States Code, or any similar
         --------------
Federal or state law for the relief of debtors. "Custodian" means any receiver,
                                                 ---------
trustee, assignee, liquidator, sequestrator, custodian or similar official under any Bankruptcy Law.

Section 502. Acceleration of Maturity; Rescission and Annulment.
             --------------------------------------------------

        If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing throughout the period permitted under this Indenture or any supplemental indenture to cure such default, then the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities of such series, or such lesser amount as may be provided for in the Securities of such series, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount shall become immediately due and payable.

        Notwithstanding any other provision of Section 502, if an Event of Default specified in Section 501(5) or 501(6) occurs, all principal of, any premium and interest on, and any Additional Amounts on the Securities then Outstanding shall be immediately due and payable without any declaration or other act on the part of the Trustee or the Holders.

        At any time after Securities of any series have been accelerated and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

        (1) the Company has paid or deposited with the Trustee a sum of money sufficient to pay

        (a) all overdue installments of any interest on any Securities of such series and any Coupons appertaining thereto and any Additional Amounts with respect thereto,

        (b) the principal of and any premium on any Securities of such series which have become due otherwise than by such declaration of acceleration and any Additional Amounts with respect thereto and, to the extent the payment of such interest is lawful, interest thereon at the rate or rates borne by or provided for in such Securities,

        (c) to the extent that payment of such interest is lawful, interest upon overdue installments of any interest and any Additional Amounts with respect thereto at the rate or rates borne by or provided for in such Securities, and

        (d) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 606; and

        (2) all Events of Default with respect to Securities of such series, other than the non-payment of the principal of, any premium and interest on, and any Additional Amounts with respect to Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 513.

        No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.
             ---------------------------------------------------------------

        The Company covenants that if

        (1) default is made in the payment of any installment of interest on or any Additional Amounts with respect to any Security or any Coupon appertaining thereto when such interest or Additional Amounts shall have become due and payable and such default continues for a period of 10 days, or

        (2) default is made in the payment of the principal of or any premium on any Security at its Maturity,

the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities and any Coupons appertaining thereto, the whole amount of money then due and payable with respect to such Securities and any Coupons appertaining thereto, with interest upon the overdue principal, any premium and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount of money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 606.

        If the Company fails to pay the money it is required to pay the Trustee pursuant to the preceding paragraph, forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and any Coupons appertaining thereto and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities and any Coupons appertaining thereto, wherever situated.

        If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any Coupons appertaining thereto by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.
             --------------------------------

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal, premium, interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding, including:

        (1) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of the principal and any premium, interest and Additional Amounts owing and unpaid in respect of the Securities and any Coupons appertaining thereto and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of Securities or any Coupons allowed in such judicial proceeding, and

        (2) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities or any Coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities or any Coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 606.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or any Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or any Coupon in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders of Securities or any Coupons, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors or other similar committee.

Section 505. Trustee May Enforce Claims Without Possession of Securities or
             --------------------------------------------------------------
Coupons.
-------

        All rights of action and claims under this Indenture or any of the Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of a Security or Coupon in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.
             ------------------------------

        Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, or any premium, interest or Additional Amounts, upon presentation of the Securities or Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

        FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

        SECOND: To the payment of the amounts then due and unpaid upon the Securities and any Coupons for principal and any premium, interest and Additional Amounts in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and Coupons for principal and any premium, interest and Additional Amounts, respectively;

        THIRD: The balance, if any, to the Person or Persons entitled thereto.

Section 507. Limitations on Suits.
             --------------------

        No Holder of any Security of any series or any Coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Securities of any series or any Coupons appertaining thereto, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

        (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

        (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

        (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

        (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

        (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

Section 508. Unconditional Right of Holders to Receive Principal and Any
             -----------------------------------------------------------
Premium, Interest and Additional Amounts.
----------------------------------------

        Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Section 307) interest on, and any Additional Amounts with respect to such Security or such Coupon, as the case may be, on the respective Stated Maturity or Maturities therefor specified in such Security or Coupon (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of such Holder if provided in or pursuant to this Indenture, on the Repayment Date) and to convert such Security in accordance with Article Twelve (if conversion is permitted by the terms of such Security), and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies.
             ----------------------------------

        If the Trustee or any Holder of a Security or a Coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.
             ------------------------------

        Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Security or a Coupon is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not, to the extent permitted by law, prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission not Waiver.
             ----------------------------

        No delay or omission of the Trustee or of any Holder of any Security or Coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to any Holder of a Security or a Coupon may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or (subject to the limitations contained in this Indenture) by such Holder, as the case may be.

Section 512. Control by Holders of Securities.
             --------------------------------

        The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series and any Coupons appertaining thereto, provided that

        (1) such direction shall not be in conflict with any rule of law or with this Indenture or with the Securities of such series,

        (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

        (3) such Holders have offered the Trustee an indemnity reasonably satisfactory to it against any loss, cost, liability or expense that might been incurred by the Trustee in following such direction.

Section 513. Waiver of Past Defaults.
             -----------------------

        The Holders of not less than a majority in principal amount of the Outstanding Securities of any series on behalf of the Holders of all the Securities of such series and any Coupons appertaining thereto may waive any past default hereunder with respect to such series and its consequences, except a default

        (1) in the payment of the principal of, any premium or interest on, or any Additional Amounts with respect to, any Security of such series or any Coupons appertaining thereto, or

        (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

        Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Waiver of Usury, Stay or Extension Laws.
             ---------------------------------------

        The Company covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 515. Undertaking for Costs.
             ---------------------

        All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 515 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on or Additional Amounts, if any, with respect to any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date, and, in the case of repayment, on or after the date for repayment) or for the enforcement of the right to convert any Security in accordance with Article Twelve.

                                  ARTICLE SIX

                                  THE TRUSTEE

Section 601. Certain Rights of Trustee; Certain Duties and Responsibilities.
             --------------------------------------------------------------

        Subject to Sections 315(a) through 315(d) of the Trust Indenture Act:

        (1) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order (in each case, other than delivery of any Security, together with any Coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors of the Company shall be sufficiently evidenced by a Board Resolution of the Company;

        (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

        (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

        (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders of Securities of any series or any Coupons appertaining thereto pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

        (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney;

        (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

        (8) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

        (9) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that this paragraph (9) shall not be construed to limit the effect of paragraph (8) of this Section;

              (a) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

              (b) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

        The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 601.

Section 602. Notice of Defaults.
             ------------------
        Within 90 days after the occurrence of any Default (actually known to a Responsible Officer of the Trustee) hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to Section 703(3), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a default in the
                 --------- --------
payment of the principal of (or premium, if any), or interest, if any, on, or Additional Amounts or any sinking fund or purchase fund installment with respect to, any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the best interest of the Holders of Securities and Coupons of such series, and provided, further, that in the case of any Default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

Section 603. Not Responsible for Recitals or Issuance of Securities.
             ------------------------------------------------------

        The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, and in any Coupons shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or Coupons appertaining thereto or the Common Stock issuable upon the conversion of Securities in accordance with the provisions of Article Twelve, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

Section 604. May Hold Securities; Act as Trustee Under Other Indenture.
             ---------------------------------------------------------

        The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other Person that may be an agent of the Trustee or the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

        The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder.

Section 605. Money Held in Trust.
             -------------------

        Except as provided in Section 403 and Section 1003, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and shall be held uninvested. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 606. Compensation and Reimbursement.
             ------------------------------

        The Company agrees:

        (1) to pay to the Trustee from time to time reasonable compensation as shall be agreed in writing between the Company on the one hand and the Trustee on the other for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

        (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

        (3) to indemnify the Trustee and its officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder, except to the extent that any such loss, liability or expense was due to the Trustee's negligence or bad faith. The indemnification provided for herein shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

        As security for the performance of the obligations of the Company under this Section 606, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, and premium or interest on or any Additional Amounts with respect to Securities or any Coupons appertaining thereto.

        Any compensation or expense incurred by the Trustee after a default specified by Section 501 is intended to constitute an expense of administration under any then applicable bankruptcy or insolvency law. "Trustee" for purposes
                                                         -------
of this Section 606 shall include any predecessor Trustee but the negligence or bad faith of any Trustee shall not affect the rights of any other Trustee under this Section 606.

Section 607.  Corporate Trustee Required; Eligibility.
              ---------------------------------------

        There shall at all times be a Trustee hereunder that is a Corporation, organized and doing business under the laws of the United States, eligible under
Section 310(a)(1) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000 subject to supervision or examination by Federal or state authority. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 608.  Resignation and Removal; Appointment of Successor.
              -------------------------------------------------

       (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 609.

       (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

       (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

       (4)  If at any time:

            (a) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by the Company or any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months, or

            (b) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or any such Holder, or

            (c) the Trustee shall become incapable of acting or shall be adjudged to be bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by or pursuant to a Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

       (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 609, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

       (6) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Securities of such series are issued as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

       (7) The retiring Trustee shall not be liable for any of the acts or omissions of any successor Trustee appointed hereunder.

       (8) No appointment of a successor Trustee shall be effective until all fees, charges and expenses of the retiring Trustee not subject to any good faith dispute, have been paid.

Section 609.  Acceptance of Appointment by Successor.
              --------------------------------------

       (1) Upon the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to Section 1003, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in
Section 606.

       (2) Upon the appointment hereunder of any successor Trustee with respect to the Securities of one or more series, the Company, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which
(a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (b) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(c) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor relates and subject to Section 1003 shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by retiring Trustee hereunder with respect to the securities of that or those series to which the appointment of such successor Trustee relates, subject to its claim, if any, provided for in Section 606.

       (3) Upon request of any Person appointed hereunder as a successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (1) or (2) of this Section, as the case may be.

       (4) No Person shall accept its appointment hereunder as a successor Trustee unless at the time of such acceptance such successor Person shall be qualified and eligible under this Article Six.

Section 610.  Merger, Conversion, Consolidation or Succession to Business.
              -----------------------------------------------------------

       Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 611.  Preferential Collection of Claims Against Company.
              -------------------------------------------------

       If and when the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or any such other obligor.

Section 612.  Appointment of Authenticating Agent.
              -----------------------------------

       The Trustee may appoint one or more Authenticating Agents acceptable to the Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption or partial repayment, or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

       Each Authenticating Agent shall be acceptable to the Company and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

       Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

       An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Security Register, and (ii) if Securities of the series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

       The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 606.

       The provisions of Sections 308, 603 and 604 shall be applicable to each Authenticating Agent.

       If an Authenticating Agent is appointed with respect to one or more series of Securities pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

       This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:                                       [NAME OF TRUSTEE],
      -----------------------                As Trustee


                                             By: [NAME OF AUTHENTICATION AGENT]
                                                 As Authenticating Agent


                                             By:
                                                -------------------------
                                                Authorized Officer

       If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officers' Certificate by the Company), shall appoint in accordance with this Section 612 an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

Section 613.  Conflicting Interests.
              ---------------------

       If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or a trustee under prior indentures between the Company and the Trustee that have not been satisfied and discharged and that may be excluded by the proviso to Section 310(b)(1) of the Trust Indenture Act.

Section 614.  Protection of Agents.
              --------------------

       Any Authenticating Agent, Conversion Agent, Paying Agent or Securities Registrar hereunder shall be entitled to all of the rights, immunities, indemnities and protections afforded to the Trustee hereunder.

                                 ARTICLE SEVEN

               HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.  Company to Furnish Trustee Names and Addresses of Holders.
              ---------------------------------------------------------

       In accordance with Section 312(a) of the Trust Indenture Act, with respect to each series of the Securities, the Company shall furnish or cause to be furnished to the Trustee:

       (1) semi-annually, not later than 15 days after the Regular Record Date or upon such other dates as are set forth in or pursuant to the Board Resolution or indenture supplemental hereto authorizing such series, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of Holders of Registered Securities as of the applicable date, and

       (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702.  Preservation of Information; Communications to Holders.
              ------------------------------------------------------

       The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

       The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

       Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee, nor any agent of any of them, shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312(c) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

Section 703.  Reports by Trustee.
              ------------------

              (1) Within 60 days after August 30 of each year commencing with the first August 30 following the first issuance of Securities pursuant to Section 301, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such August 30 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding August 30 and the date of this Indenture.

              (2) The Trustee shall transmit to Holders the reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner specified therein.

              (3) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

Section 704.  Reports by Company.
              ------------------
       The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

              (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

              (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

              (3) transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission .

                                 ARTICLE EIGHT

                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 801.  Company May Consolidate, Etc., Only on Certain Terms.
              ----------------------------------------------------

       The Company shall not consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease all or substantially all of its properties and assets to the Company unless either:

              (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Company shall be (i) a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the United States or (ii) a corporation, limited liability company, partnership or trust organized and validly existing under the laws of a jurisdiction other than the United States (a "Foreign Entity") that shall expressly assume, by an
                         --------------
       indenture supplemental hereto executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest and Additional Amounts on all the Securities and Coupons and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Article Twelve. In the event that such Person is a Foreign Entity, it shall expressly agree to make payments under the Securities and Coupons free of any deduction or withholding for any and all then existing or future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the jurisdiction where such Foreign Entity is generally subject to taxation (or any political subdivision or taxing authority thereof or therein) in a manner equivalent to that set forth herein, subject to the exceptions contained elsewhere herein;

              (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or one of its Subsidiaries as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

              (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802.  Successor Corporation Substituted.
              ---------------------------------

       Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company, in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

Section 901.  Supplemental Indentures Without Consent of Holders.
              --------------------------------------------------

       Without the consent of any Holders of Securities or Coupons, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

       (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

       (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (as shall be specified in such supplemental indenture or indentures and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

       (3) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of, any premium or interest on or any Additional Amounts with respect to Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be exchanged for Bearer Securities of additional authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any Coupons appertaining thereto in any material respect; or

       (4) to establish the form or terms of Securities of any series and any Coupons appertaining thereto as permitted by Sections 201 and 301; or

       (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609; or

       (6) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities of any series then Outstanding or any Coupons appertaining thereto in any material respect; or

       (7) to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Event of Default are expressly being included solely for the benefit of such series); or

       (8) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article Four, provided that any such action shall not adversely affect the interests of any Holder of a Security of such series and any Coupons appertaining thereto or any other Security or Coupon in any material respect; or

       (9)  to secure the Securities; or

       (10) to amend or supplement any provision contained herein or in any supplemental indenture (which amendment or supplement may apply to one or more series of Securities or to one or more Securities within any series as specified in such supplemental indenture or indentures), provided that such amendment or supplement does not apply to any Outstanding Security issued prior to the date of such supplemental indenture and entitled to the benefits of such provision or modify the rights of the Holder of any such Security with respect to such provision.

Section 902.  Supplemental Indentures With Consent of Holders.
              -----------------------------------------------

       With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of the Securities of such series or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental
                             --------  -------
indenture, without the consent of the Holder of each Outstanding Security affected thereby, shall

              (1) change the Stated Maturity of the principal of, or any premium or installment of principal or interest on or any Additional Amounts with respect to, any Security, or any sinking fund or analogous payment in respect thereof, or reduce the principal amount thereof or the rate (or modify the calculation of such rate) of interest thereon or any Additional Amounts with respect thereto, or any premium payable upon the redemption thereof or otherwise, or change the obligation of the Company to pay Additional Amounts pursuant to Section 1004, or reduce the amount of the principal of any Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, adversely affect the right of repayment at the option of any Holder as contemplated by Article Fifteen, or change the provisions of Article Ten relating to Place of Payment for Bearer Securities being located outside the United States, or the Currency in which the principal of, any premium or interest on, or any Additional Amounts with respect to any Security or any sinking or analogous fund payment in respect thereof, is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the Repayment Date) or, except as permitted by Article Twelve, adversely affect in any material respect the right to convert or exchange any Security, or

              (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1604 for quorum or voting, or

              (3)  modify any of the provisions of this Section, Section 513 or
       Section 1001, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

       A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which shall have been included expressly and solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

       It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.  Execution of Supplemental Indentures.
              ------------------------------------

        As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and an Officers' Certificate stating that all conditions precedent to the execution of supplemental indenture have been fulfilled. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.  Effect of Supplemental Indentures.
              ---------------------------------

        Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder and of any Coupon appertaining thereto shall be bound thereby.

Section 905.  Reference in Securities to Supplemental Indentures.
              --------------------------------------------------

        Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, and such securities authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 906.  Conformity with Trust Indenture Act.
              -----------------------------------

        Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.


                                  ARTICLE TEN

                                   COVENANTS

Section 1001.  Payment of Principal, Any Premium, Interest and Additional
               ----------------------------------------------------------
               Amounts.
               -------

        The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of, any premium and interest on and any Additional Amounts with respect to the Securities of each series in accordance with the terms thereof, any Coupons appertaining thereto and this Indenture. Any interest due on any Bearer Security on or before the Maturity thereof, and any Additional Amounts payable with respect to such interest, shall be payable only upon presentation and surrender of the Coupons appertaining thereto for such interest as they severally mature.

Section 1002.  Maintenance of Office or Agency.
               -------------------------------

        The Company shall maintain in each Place of Payment for any series of Securities, an Office or Agency where Securities of such series (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, where Registered Securities may be surrendered for conversion, where Bearer Securities may be surrendered for conversion in the circumstances described below (and not otherwise) and where notices and demands to or upon the Company in respect of the Securities of such series relating thereto and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company shall maintain, subject to any laws or regulations applicable thereto, an Office or Agency in a Place of Payment and Place of Conversion for such series which is located outside the United States where Securities of such series and any Coupons appertaining thereto, may be presented and surrendered for payment or conversion; provided, however, that if
                                                     --------  -------
the Securities of such series are listed on the London Stock Exchange or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company shall maintain a Paying Agent and a Conversion Agent in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such Office or Agency. If at any time the Company shall fail to maintain any such required Office or Agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment or conversion at the place specified for that purpose with respect to such Securities as provided in or pursuant to this Indenture, and the Company hereby appoint the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

        Except as otherwise provided in or pursuant to this Indenture, no payment of principal, premium, interest or Additional Amounts with respect to Bearer Securities (including payments by reason of the conversion thereof) shall be made at any Office or Agency in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that if amounts owing with
                              --------  -------
respect to any Bearer Securities shall be payable in Dollars, payment of principal of, any premium or interest on and any Additional Amounts with respect to any such Security may be made, and any Bearer Securities may be surrendered for conversion, at the Corporate Trust Office of the Trustee or any Office or Agency designated by the Company in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, premium, interest or Additional Amounts, or surrender of Bearer Securities for conversion, at all offices outside the United States maintained for such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions on the full payment or receipt of such amounts in Dollars as determined by the Company, or on surrender of any Bearer Securities for conversion.

        The Company may also from time to time designate one or more other Offices or Agencies where the Securities of one or more series, may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission
                   --------  -------
shall in any manner relieve the Company of its obligation to maintain an Office or Agency in each Place of Payment and Place of Conversion for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other Office or Agency. Unless otherwise provided in or pursuant to this Indenture, the Company hereby designates as the Place of Payment and the Place of Conversion for each series of Securities (other than those issued as Bearer Securities), the Borough of Manhattan, The City of New York, and initially appoint the Corporate Trust Office of the Trustee as the Company's Office or Agency in the Borough of Manhattan, The City of New York for such purpose. The Company may subsequently appoint a different Office or Agency in the Borough of Manhattan, The City of New York for the Securities of any series. Unless otherwise provided in or pursuant to this Indenture, the Company hereby designates as the Place of Payment and the Place of Conversion for Bearer Securities, to be London, England, and initially appoint the office of the Trustee in London as the Office or Agency for such purpose and initially appoint the office of the Trustee in London as its Paying Agent in London.

        If at any time the Company shall fail to maintain any such required office or agency, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made and notices and demands may be served on the Corporate Trust Office of the Trustee, except that Bearer Securities and Coupons may be presented and surrendered for payment and conversion to the Paying Agent in London at its office in the City of London, England or other Paying Agent or Conversion Agent outside the United States, and the Company hereby appoints the Paying Agent in London as its agent to receive such respective presentations, surrenders, notices and demands.

Section 1003.  Money for Securities Payments to be Held in Trust.
               -------------------------------------------------

        If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, on or before each due date of the principal of, any premium or interest on or Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in Dollars sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

        Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal of, any premium or interest on or any Additional Amounts with respect to any Securities of such series, deposit with any Paying Agent a sum in Dollars sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

        The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

             (1) hold all sums held by it for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

             (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of the principal of, any premium or interest on or any Additional Amounts with respect to the Securities of such series;

             (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

             (4) indemnify the Trustee for any loss, cost, liability, or expense caused by any error, act or omission of the Paying Agent.

        The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order of the Company direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

        Except as otherwise provided herein or pursuant hereto, any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to any Security of any series or any Coupon appertaining thereto and remaining unclaimed for two years after such principal or any such premium or interest or any such Additional Amounts shall have become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any Coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required
--------  -------
to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or to be mailed to Holders of Registered Securities of such series, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.  Additional Amounts.
               ------------------

        All payments of principal of, premium, if any, and interest on Securities of any series to a Holder thereof who is not a United States person shall be made without set-off, counterclaim, fees, liabilities or similar deductions (including payments on redemption, repayment and the exercise of the Cash Settlement Option), and free and clear of, and without deduction or withholding for, taxes, levies, imposts, duties, assessments, charges or fees of whatsoever nature now or hereafter imposed, levied, collected, deducted, withheld or assessed by or on behalf of the Government of the United States, or any state or other political subdivision or taxing authority thereof or therein ("Taxes"). If the Company or any agent of the Company is required by law or
  -----
regulation to make any deduction or withholding for or on account of Taxes, the Company shall pay such additional amounts ("Additional Amounts") as shall be
                                            ------------------
necessary in order that the net amounts received by the Holders of the Securities of any series who are not United States persons after such deduction or withholding shall equal the amount that would have been receivable thereunder in the absence of such deduction or withholding, except that no such Additional Amounts shall be payable on account of:

             (a) any Tax which would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member, shareholder of or possessor of a power over such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and the United States or any political subdivision or taxing authority thereof or therein, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident of the United States or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having had a permanent establishment therein, (ii) such Holder's present or former status as a personal holding company, a foreign personal holding company with respect to the United States, a controlled foreign corporation, a passive foreign investment company, or a foreign private foundation or foreign tax exempt entity for United States tax purposes, or a corporation which accumulates earnings to avoid United States Federal income tax, or (iii) such holder's status as a bank extending credit pursuant to a loan agreement entered into in the ordinary course of business;

             (b) any Tax which would not have been so imposed but for the presentation by the Holder of such Security or any Coupon appertaining thereto for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

             (c) any estate, inheritance, gift, sales, transfer, personal property or similar Tax;

             (d) any Tax which would not have been imposed but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of such Security or any Coupon appertaining thereto, if compliance is required by statute or by regulation or ruling of the United States Treasury Department as a precondition to exemption from such Tax;

             (e) any Tax which is payable otherwise than by deduction or withholding from payments of principal of, premium, if any, or interest on such Security;

             (f) any Tax imposed as a result of a Person's past or present actual or constructive ownership, including by virtue of the right to convert Securities, of 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote;

             (g) any Tax required to be withheld by any Paying Agent from any payment of the principal of, premium, if any, or interest on such Security, if such payment can be made without such withholding by any other Paying Agent in Western Europe;

             (h) any Tax imposed on the disposition of any Security by a person holding at any time, actually or constructively, Securities of the applicable series having a fair market value in excess of the greater of the fair market value of five percent of (i) the Company's Common Stock or (ii) the Securities of such series;

             (i) any Tax imposed on a Holder that is a partnership or a fiduciary, but only to the extent that any beneficial owner or member of the partnership or beneficiary or settlor with respect to the fiduciary would not have been entitled to the payment of Additional Amounts had the beneficial owner, member, beneficiary or settlor directly received its beneficial or distributive share of payments on such Security;

             (j) any Tax which would not have been imposed but for the fact that such Security constitutes a "United States real property interest," as defined in Section 897(c)(1) of the Internal Revenue Code and the regulations thereunder, with respect to the beneficial owner of such Security; or

             (k)  any combination of items (a), (b), (c), (d), (e), (f), (g),
        (h), (i) and (j).

        Notwithstanding the foregoing, if and so long as a certification, identification or other information reporting requirement referred to in the third paragraph of Section 1102 of this Indenture would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect, by so stating in the Determination Notice (as hereinafter defined), to have the provisions of this paragraph apply in lieu of redeeming the Security pursuant to such Section 1102. In such event, the Company will pay as Additional Amounts such amounts as may be necessary so that every net payment made, following the effective date of such requirements, outside the United States by the Company or any Paying Agent of principal and premium, if any, due in respect of a Security, or interest represented by any Coupon, the beneficial owner of which is not a United States person (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge, other than a backup withholding tax or similar charge which is (a) the result of a certification, identification or information reporting requirement described in the first parenthetical clause of such third paragraph of Section 1102, (b) imposed as a result of the fact that the Company or any Paying Agent has actual knowledge that the beneficial owner of the Security or such Coupon is within the category of Persons described in clause (a) of the preceding paragraph or (c) imposed as a result of presentation of the Security or such Coupon for payment more than 15 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever occurs later, will not be less than the amount provided for in the Security or such Coupon to be then due and payable.

        Except as specifically provided in this Indenture, the Company shall not be required to make any payment with respect to any Taxes.

        If the Company or any successor to the Company under this Indenture shall be incorporated under the laws of a jurisdiction other than the United States, the Company or its successor will pay and shall provide notice to the Trustee of the payment of, such additional amounts ("Other Additional Amounts")
                                                     ------------------------
as may be necessary in order that every net payment on each Security, after withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by such other jurisdiction (or any political subdivision or taxing authority thereof or therein), will be not less than the amount provided for in such Security to be then due and payable; provided, however, that (i) the Other Additional Amounts
                      --------  -------
payable to a Holder of a Security will be reduced to the extent that such withholding reduces any tax liability to which such Holder of the Security was and is subject both prior to and after such incorporation in another jurisdiction and (ii) the exceptions listed in the second preceding paragraph shall apply, substituting for the United States the relevant jurisdiction that imposes the tax giving rise to the payment of Other Additional Amounts.

        Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of this Indenture or by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

        Except as otherwise provided in or pursuant to this Indenture or the Securities of any series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, or interest, if any, on the Securities of such series shall be made to Holders of Securities of such series or the Coupons appertaining thereto who are not United States persons without withholding for or on account of any Tax described in the Securities of such series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required hereby or by the terms of such Securities. The Company covenants to indemnify the Trustee and any Paying Agent and other officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

Section 1005. Statement as to Compliance.
              --------------------------

        The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company an Officers' Certificate, stating as to each signer, that

        (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his or her supervision; and

        (2) to the best of his or her knowledge, based on such review, (a) the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a material default in the fulfillment of any such obligation, specifying each such default known to him or her and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him or her and the nature and status thereof.

Section 1006.  Corporate Existence.
               -------------------

        Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.


                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

Section 1101. Applicability of Article.
              ------------------------

        Redemption of Securities of any series at the option of the Company as permitted or required in or pursuant to this Indenture or by the terms of such Securities shall be made in accordance with the terms of this Indenture or such Securities and (except as otherwise provided herein or pursuant hereto) this Article Eleven.

Section 1102.  Election to Redeem; Notice to Trustee.
               -------------------------------------

     The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of the Securities of any series, the Company shall, at least 75 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

     In addition, notwithstanding the above, if as a result of a Tax Law
Change, the Company has or will become obligated to pay to the Holder of any Security or Coupon Additional Amounts, and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its option, redeem the Tax Affected Securities as a whole, but not in part, upon not less than 20 nor more than 60 days' notice to the Holders prior to the Redemption Date therefor, at a Redemption Price equal to 100% of the principal amount plus interest accrued to the Redemption Date, and any Additional Amounts then payable; provided, that (i) no such notice of redemption shall be given
              --------  ----
earlier than 90 days prior to the earliest date on which the Company would be obligated to pay any such Additional Amounts were a payment in respect of the Tax Affected Securities then due and (ii) at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (a) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (b) an Opinion of Counsel selected by the Company to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of such Tax Law Change. The Company's right to redeem the Tax Affected Securities shall continue as long as the Company is obligated to pay such Additional Amounts, notwithstanding that the Company shall have made payments of Additional Amounts specified in Section 1004.

     In addition, if the Company determines, based upon an Opinion of Counsel, that, as a result of a Tax Law Change, any payment made outside the United States by the Company or any of its Paying Agents of the full amount of principal, premium, if any, or interest due with respect to any Bearer Security or Coupon appertaining thereto would be subject to any certification, identification or other information reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Bearer Security or Coupon who is not a United States person (other than such a requirement (a) which would not be applicable to a payment made by the Company or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to any custodian, nominee or other agent of the beneficial owner, (b) which can be satisfied by the custodian, nominee or other agent certifying that such beneficial owner is not a United States person, provided that, in each case referred to in clauses (a) (ii) and (b), payment by such custodian, nominee or agent to such beneficial owner is not otherwise subject to any such requirement, or (c) which would not be applicable but for the fact that such Bearer Security constitutes a "United States real property interest," as defined in Section 897(c)(1) of the Internal Revenue Code, with respect to the beneficial owner of such Bearer Security), the Company at its election will either (x) redeem the Bearer Securities, as a whole but not in part, upon not less than 20 nor more than 60 days' notice prior to the Redemption Date, at a Redemption Price equal to 100% of the principal amount thereof plus interest accrued to the Redemption Date and any Additional Amounts, or (y) if and so long as the certification, identification or other information reporting requirement referred to above would be fully satisfied by payment of a backup withholding tax or similar charge, pay the bearer the Additional Amounts specified in
Section 1004. The Company will make such determination and election and notify the Trustee and the Paying Agent in London, England thereof in writing as soon as practicable, and the Trustee will promptly give notice of such determination in the manner provided in Section 106 (the "Determination Notice"), in each case
                                            --------------------
stating the effective date of such certification, identification or information reporting requirement, whether the Company will redeem the Bearer Securities or will pay the Additional Amounts specified in the second paragraph of Section 1004 and (if applicable) the last date by which the redemption of the Bearer Securities must take place. If the Company elects to redeem the Bearer Securities pursuant to clause (x) above, such redemption shall take place on a date, not later than one year after the publication of the Determination Notice, as the Company elects by notice in writing to the Trustee and the Paying Agent in London at least 75 days before the Redemption Date, unless shorter notice is acceptable to the Trustee. Notwithstanding the foregoing, the Company will not so redeem the Bearer Securities if the Company, based upon an Opinion of Counsel which counsel shall be reasonably acceptable to the Trustee, subsequently determines, not less than 20 days prior to the Redemption Date, that subsequent payments would not be subject to any such requirement, in which case the Company will notify the Trustee in writing of its determination not to so redeem the Securities, and the Trustee will promptly give notice to the Holders of the Bearer Securities of that determination and any earlier redemption notice will thereupon be revoked and of no further effect. If the Company elects as provided in clause (y) above to pay Additional Amounts, the Company may, as long as the Company is obligated to pay such Additional Amounts, subsequently redeem the Bearer Securities, at any time, as a whole but not in part, upon not less than 20 nor more than 60 days' notice prior to the Redemption Date, at a Redemption Price equal to 100% of the principal amount thereof plus interest accrued to the Redemption Date, and any Additional Amounts.

Section 1103.  Selection by Trustee of Securities to be Redeemed.
               -------------------------------------------------

     If any Securities of any series are to be redeemed in part, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate, under circumstances intended not to discriminate between Registered and Bearer Securities to be redeemed, and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series; provided, however, that no such partial redemption
                           --------  -------
shall reduce the portion of the principal amount of a Registered Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein or pursuant hereto. The Trustee shall have no liability in connection with any selection of securities to redemption made in good faith and without negligence.

     If any Registered Security selected for partial redemption, which is convertible by the terms of such Security established pursuant to Section 301, is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

     The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

Section 1104.  Notice of Redemption.
               --------------------

     Notice of redemption shall be given by the Trustee in the manner provided in Section 106, not less than 20 nor more than 60 days prior to the Redemption Date, unless a different period is specified in the Securities to be redeemed. All such redemption notices (except, in the case of a redemption specified in the penultimate paragraph of Section 1102) shall be irrevocable. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.

     Any notice that is mailed to the Holder of any Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

     All notices of redemption shall identify the Securities to be redeemed and shall state:

     (1)  the Redemption Date,

     (2)  the Redemption Price, and accrued interest, if any,

     (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

     (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

     (5) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Security or portion thereof to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after said date,

     (6) if applicable, the Conversion Price, the date on which the right to convert the Securities to be redeemed will terminate and the places where such Securities, together with all unmatured Coupons and any matured Coupons in default appertaining thereto, may be surrendered for conversion,

     (7) the place or places where such Securities, together (in the case of Bearer Securities) with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and any accrued interest and Additional Amounts pertaining thereto,

     (8)  that the redemption is for a sinking fund, if such is the case,

     (9) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished,

     (10) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made, and

     (11) the CUSIP number, ISIN number or the EUROCLEAR or the CEDEL reference numbers of such Securities, if any (or any other numbers used by a Depository to identify such Securities).

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 1105.  Deposit of Redemption Price.
               ---------------------------

     On or prior to 10:00 a.m., Eastern Time, on any Redemption Date, the Company shall deposit, in immediately available funds, with respect to the Securities of any series called for redemption pursuant to Section 1104, with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in Dollars sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date, unless otherwise specified pursuant to Section 301 for or in the Securities of such series) any accrued interest on and

Additional Amounts with respect thereto, all such Securities or portions thereof which are to be redeemed on that date.

     If any Security called for redemption, which is convertible by the terms of such Security established pursuant to Section 301, is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any predecessor Security to receive interest as provided in Section 307) be paid to the Company on Company Request or, if then held by the Company, shall be discharged from such trust.

Section 1106.  Securities Payable on Redemption Date.
               -------------------------------------

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with any accrued interest and Additional Amounts to the Redemption Date; provided, however, that, except as otherwise provided in or pursuant to this Indenture or the Bearer Securities of such series, installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest (at an Office or Agency located outside the United States except as otherwise provided in Section 1002), and provided, further, that, except as otherwise specified in or pursuant to
    --------  -------
this Indenture or the Registered Securities of such series, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates therefor according to their terms and the provisions of
Section 307.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that any interest
                                            --------  -------
or Additional Amounts represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such Security located outside of the United States except as otherwise provided in
Section 1002.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the Security and each Security shall remain convertible (if applicable) until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

Section 1107.  Securities Redeemed in Part.
               ---------------------------

     Any Registered Security which is to be redeemed only in part shall be surrendered at any applicable Office or Agency for such Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depository or other Depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

                                ARTICLE TWELVE

                           CONVERSION OF SECURITIES

Section 1201.  Conversion Privilege and Conversion Price.
               -----------------------------------------

     Conversion of Securities of any series at the option of the Holder thereof as permitted by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article Twelve. Each reference in this Article Twelve to "a Security" or "the Securities" refers to the Securities of the particular series that are convertible into shares of Common Stock. At the option of the Holder any Security other than the temporary global Bearer Security may be converted into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company at the Conversion Price (as defined below) in effect at the time of conversion. The period for conversion shall be set forth in the terms of the Securities. In case a Security or portion thereof is called for redemption or is delivered for repayment, such conversion right in respect of the Security or portion so called or delivered shall expire at the close of business on the fifth Business Day preceding the Redemption Date or the second Business Day preceding a repayment on the Securities Repayment Date (as set forth in Article Fifteen), as the case may be, unless the Company defaults in making the payment due upon redemption or repayment, as the case may be.

     The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be as set forth in the
                               ----------------
terms of the Securities. The Conversion Price shall be adjusted in certain instances as provided in this Article Twelve.

     As permitted by the terms of such Securities, the Company may provide for either or both of the options set forth in clauses (i) and (ii) of this paragraph to apply to any series of Securities, in which case such provisions shall be applicable to such Securities (except as otherwise provided herein or pursuant hereto). In lieu of issuing shares of Common Stock upon conversion of the Securities, the Company may elect, in its sole discretion to pay cash in respect of all or a portion of the shares of Common Stock otherwise issuable upon such conversion (the "Cash Settlement Option"). The amount of cash to be so
                           ----------------------
delivered upon the exercise of the Cash Settlement Option shall be equal to the number of shares of Common Stock as to which cash is being paid in lieu of issuance of shares of Common Stock multiplied by the Market Price of a share of Common Stock.

     Upon exercise of the Cash Settlement Option, the Company shall inform each Conversion Agent and Paying Agent of the Market Price of the Common Stock.

     Upon presentment for conversion of any Securities pursuant to this Section 1201, the applicable Conversion Agent shall that day notify the Company of such presentment. Within two Business Days after the Conversion Date, the Company shall deliver to the Paying Agent written notice of whether such Security shall be converted into shares of Common Stock, cash or a combination of shares of Common Stock and cash (specifying the amounts of each). The Company shall deliver to such Holder no later than the fifth Business Day following the Conversion Date, through the Paying Agent, in respect of the portion of the converted security to be settled in cash, and as promptly as practicable on or following the Conversion Date in respect of the portion of the converted Security as to which shares of Common Stock are to be issued, the amount of cash and certificates representing the number of shares of Common Stock to be delivered, and cash in lieu of any fractional shares. No payment or adjustment shall be made upon any conversion on account of any dividends on the Common Stock issued upon conversion.

     In the event that payment by the Company of cash in lieu of issuing shares of Common Stock upon conversion of a Security shall require any withholding for or on account of any present or future Tax imposed upon or as a result of such cash payment by the United States or any political subdivision or taxing authority thereof or therein, then the Company will be required to pay Additional Amounts with respect thereto in the same manner and to the same extent as is provided for in Section 1004.

     In the event that payment by the Company of cash in lieu of issuing shares of Common stock upon conversion of a Security shall require any certification, identification or information reporting requirement of United States law or regulation with regard to the nationality, residence or identity of a beneficial owner of a Bearer Security who is not a United States person (other than a requirement (a) which would not be applicable to a payment made (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner, or (b) which could be satisfied by the Holder, custodian, nominee or other agent certifying that the beneficial owner is not a United States person, provided, however, in each case referred to in clauses (a) (ii)
               -----------------
and (b) payment by such custodian, nominee or agent to the beneficial owner is not otherwise subject to any requirement referred to in this sentence), the Company may not elect to make the cash payment unless such certification, identification or information reporting requirement would be fully satisfied by payment of United States withholding, backup withholding or similar taxes and the Company pays such Additional Amounts as are necessary in order that, following the effective date of such requirement, every net payment made outside the United States by the Company or a related Paying Agent of the cash payment on a Bearer Security to a Holder who is not a United States person (without regard to a certification, identification or information reporting requirement as to the nationality, residence or identity of such Holder), after deduction for United States withholding, backup withholding or similar taxes (other than withholding, backup withholding or similar taxes which would not be applicable in the circumstances referred to in the parenthetical clauses above), will not be less than the amount to be then due and payable thereon.

Section 1202.  Exercise of Conversion Privilege.
               --------------------------------

     In order to exercise the conversion privilege, the Holder of any Definitive Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank (in the case of any Registered Security), at any applicable Place of Conversion, accompanied by a duly signed and completed conversion notice substantially in the form attached hereto as Exhibit B stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Each Bearer Security surrendered for conversion must be surrendered together with all Coupons appertaining thereto that mature after the Conversion Date. If any Bearer Security surrendered for conversion shall not be accompanied by all such appurtenant Coupons, the surrender of any or all of such missing Coupons may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. Matured Coupons not in default (including Coupons maturing on the Conversion Date) will be payable against surrender thereof, and matured Coupons previously surrendered and in default will continue to be payable, notwithstanding the exercise of the right of conversion by the Holder of the Security to which the Coupon appertains. Accrued interest from the immediately preceding Interest Payment Date until the Conversion Date (and Additional Amounts, if any, thereon) will be paid, through the Paying Agent, in the same manner as regular payments of interest and as provided in Section 307, within five

Business Days after the Conversion Date.. The Company's delivery to the Holder of the fixed number of shares of Common Stock (or cash or in lieu thereof, as provided in this Indenture) into which a Definitive Security is convertible will be deemed to satisfy the Company's obligation to pay the principal amount of the Security.

     Definitive Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion (accompanied by a duly signed and completed conversion notice as contemplated above) in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time; provided, however, that if the Company exercises
                                --------  -------
the Cash Settlement Option, then the Person or Persons who were to receive the Common Stock upon conversion shall not be deemed to have ever been a record holder of the Common Stock as to which the Cash Settlement Option has been exercised. Subject to Section 1201, as promptly as practicable on or after the Conversion Date, the Company shall issue and deliver to the Trustee, for delivery to the Holder, a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1203.

     In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of U.S. $1,000 and the principal amount of such security to remain Outstanding after such conversion is equal to U.S. $1,000 or any integral multiple of $1,000 in excess thereof.

Section 1203.  Fractions of Shares.
               -------------------

     No fractional shares of Common Stock shall be issued upon conversion of any Definitive Security. If more than one Definitive Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Definitive Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Definitive Security or Securities (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the current Closing Price Per Share (calculated in accordance with Section 1204 (6) below) at the close of business on the Conversion Date. Such cash payments shall, in the case of a conversion of Bearer Securities, be made to an address outside of the United States.

Section 1204.  Adjustment of Conversion Price.
               ------------------------------

     The Conversion Price shall be subject to adjustment from time to time as follows:

          (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares of Common Stock constituting such dividend or other distribution, such reduction to become effective at the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (2) In case at any time the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the then current market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective at the opening of business on the day following the date fixed for such determination; provided,
                                                                     --------
however, that if an adjustment to the Conversion Price is made and any or all of
-------
such rights, options and warrants are not exercised, then a corresponding reversing adjustment of the Conversion Price shall be made, on an equitable basis, to take account of such event. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company.

          (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective at the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, cash or assets (including securities, but excluding any (i) rights, options or warrants referred to in paragraph (2) of this Section,
(ii) any dividend or distribution paid exclusively in cash out of the retained earnings of the Company, (iii) any dividend or distribution referred to in paragraph (1) of this Section and (iv) shares issued upon any merger or consolidation to which Section 1211 applies), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (6) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a Company Board Resolution filed with the Trustee) of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

          (5) The reclassification of Common Stock into securities including other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 1211 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective," within the meaning of paragraph (3) of this Section).

          (6) For the purpose of any computation under paragraphs (2) and (4) of this Section 1204, the current market price per share of Common Stock on any date shall be calculated by the Company and be deemed to be the average of the daily Closing Prices Per Share for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex date," when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

          (7) No adjustment in the Conversion Price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (7)) would require an increase or decrease of at least one percent in such Conversion Price; provided, however, that any adjustments which by reason
                       --------  -------
of this paragraph (7) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

          (8) The Company may make such reductions in the Conversion Price, for the remaining term of any series of Securities or any shorter term, in addition to those required by paragraphs (1), (2), (3) and (4) of this Section 1204, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

Section 1205.  Notice of Adjustments of Conversion Price.
               -----------------------------------------

          Whenever the Conversion Price is adjusted as herein provided:

          (1) the Company shall compute the adjusted Conversion Price in accordance with Section 1204 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

          (2) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required, and as soon as practicable after it is required, such notice shall be provided by the Company to all Holders in accordance with Section 106.

     Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours.

Section 1206.  Notice of Certain Corporate Action.
               ----------------------------------

     In case:

           (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than exclusively in cash out of the retained earnings of the Company; or

          (b) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (other than rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights of a corporation, a majority of each class of common stock of which is owned, directly or indirectly, by the Company); or

          (c)  of any reclassification of the Common Stock of the Company
     (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of the stockholders of the Company is required pursuant to applicable corporate law, or of the sale or transfer of all or substantially all of the assets of the Company(; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002, and shall cause to be provided to all Holders in accordance with Section 106, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (y) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (z) the date on which such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. If at the time the Trustee shall not be the Conversion Agent, a copy of such notice and any notice referred to in the following paragraph shall also forthwith be filed by the Company with the Trustee.

Section 1207.  Company to Reserve Common Stock.
               -------------------------------

     The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities of any series, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities of such series.

Section 1208.  Taxes on Conversions.
               --------------------

     The Company will pay any and all stamp and similar taxes and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

Section 1209.  Covenant as to Common Stock.
               ---------------------------

     The Company agrees that all shares of Common Stock which may be delivered upon conversion of Securities, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 1208, the Company will pay all stamp and similar taxes, liens and charges with respect to the issue thereof.

Section 1210.  Cancellation of Converted Securities.
               ------------------------------------

     All Securities delivered for conversion shall be delivered to the Trustee or the Paying Agent or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.

Section 1211.  Provision in Case of Consolidation, Merger or Sale of Assets.
               ------------------------------------------------------------

     In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1201, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Twelve. If in the case of any such consolidation, merger, sale or transfer, the stock or other securities and property receivable by a Holder of the Securities includes stock or other securities and property of a corporation other than the successor or purchasing corporation, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors of the Company shall reasonably consider necessary. The above provisions of this
Section 1211 shall similarly apply to successive consolidations, mergers, sales or transfers. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security as provided in Section 106 promptly upon such execution.

Section 1212.  Compliance with Governmental Requirements.  The Company
               -----------------------------------------
covenants that if any shares of Common Stock required to be reserved for purposes of conversion of Securities hereunder require registration or listing with or approval of any governmental authority under any Federal or State law, pursuant to the Securities Act or the Exchange Act , or any national or regional securities exchange or other trading market on which the Common Stock is listed at the time of delivery of any Common Stock, before such shares may be issued upon conversion, the Company will use its best efforts to cause such shares to be duly registered, listed or approved, as the case may be.


                               ARTICLE THIRTEEN

                                 SINKING FUNDS


Section 1301.  Applicability of Article.
               ------------------------

      The provisions of this Article Thirteen shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise permitted or required in or pursuant to this Indenture or any Security of such series issued pursuant to this Indenture.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of such series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and this Indenture.

Section 1302.  Satisfaction of Sinking Fund Payments With Securities.
               -----------------------------------------------------

    The Company may, in satisfaction of all or any part of any sinking fund payment with respect to the Securities of any series to be made pursuant to the terms of such

Securities (1) deliver Outstanding Securities of such series (other than any of such Securities previously called for redemption or any of such Securities in respect of which cash shall have been released to the Company), together in the case of any Bearer Securities of such series with all unmatured Coupons appertaining thereto, and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such series of Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that
                                                                -------- ----
such Securities have not been previously so credited.

     Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 1302, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that
                                                         --------  -------
the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

Section 1303.  Redemption of Securities for Sinking Fund.
               -----------------------------------------

     Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Company shall deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting of Securities of that series pursuant to Section 1302, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so credited and not theretofore delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified.

     Not more than 75 days or less than 45 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                               ARTICLE FOURTEEN

                            [INTENTIONALLY OMITTED]

                            [INTENTIONALLY OMITTED]


                                ARTICLE FIFTEEN

                      REPAYMENT AT THE OPTION OF HOLDERS


     Section 1501. Applicability Of Article. Repayment of Securities of any
                   ------------------------
series that are convertible into Common Stock pursuant to Article Twelve before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities, if any, and (except as otherwise specified by the terms of such series established pursuant to Section 301) in accordance with this Article Fifteen.

     Section 1502.  Repayment Of Securities.  Securities of any series subject
                    -----------------------
to repayment in whole or in part (which shall be in a principal amount hereof which is U.S. $1,000 or an integral multiple thereof) at the option of the Holders thereof on any Repayment Date (as defined below) will, unless otherwise provided in the Company's Board Resolutions or Officers' Certificate establishing such series, be repaid at a price equal to the principal amount thereof, together with interest and Additional Amounts, if any (the "Repayment
                                                                     ---------
Price"), if a Repayment Event shall occur or have occurred. For purposes hereof
-----
a "Repayment Event" shall have occurred if the Common Stock (or other equity
   ---------------
securities into which such series of Securities is then convertible) is neither listed for trading on a United States national securities exchange, the Nasdaq National Market nor approved for trading on an established automated over-the-counter trading market in the United States. The "Repayment Date" with respect
                                                  --------------
to any Repayment Event shall be the ninetieth (90th) day after the later of the Exchange Date or the date a Repayment Event has occurred. The Company covenants that at or prior to 10:00 a.m., Eastern Time, on the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in Dollars in which the Securities of such series are payable sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest and Additional Amounts, if any, on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

     Section 1503. Notice of Repayment.  Unless the Company shall have
                   -------------------
theretofore called for redemption all of the Outstanding Securities of such series, on or before the 30th day after the later of the Exchange Date and the occurrence of a Repayment Event, the Company or, at the request and expense of the Company, the Trustee shall give notice to all Holders of Securities entitled to repayment pursuant to terms of such Securities established in accordance with
Section 301, in the manner provided in Section 106 (the "Repayment Notice"),
                                                         ----------------
that a Repayment Event has occurred and of the repayment right set forth herein arising as a result thereof. If applicable, the Company shall also deliver a copy of the Repayment Notice to the Trustee.

     All notices of repayment shall identify the Securities eligible for repayment and shall state:

     (1)  the Repayment Date,

     (2)  the date by which the repayment right must be exercised,

     (3)  the Repayment Price,

     (4) the Conversion Price then in effect, the date on which the right to convert the Securities to be repaid will terminate and the place or places where such Securities, together (in the case of Bearer Securities) with all Coupons appertaining thereto, if any, maturing after the Repayment Date, may be surrendered for conversion,

     (5) a description of the procedure which a Holder must follow to exercise a repayment right and the place or places where such Securities, together (in the case of Bearer Securities) with all Coupons appertaining thereto, if any, maturing after the Repayment Date, are to be surrendered for payment and accrued interest and Additional Amounts, if any, pertaining thereto, and

     (6) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for repayment must be accompanied by all Coupons maturing subsequent to the Repayment Date or the amount of any such missing Coupon or Coupons will be deducted from any amount due to such Holder, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished.

     Section 1504.  Exercise Of Option.  Securities of any series subject to
                    ------------------
repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form substantially in the form of Exhibit E, on the reverse of such
                                             ---------
Securities. In order for any Security to be repaid at the option of the Holder, the Trustee must receive at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than 60 days nor later than 30 days prior to the Repayment Date (1) the Security so providing for such repayment together with the "Option to Elect Repayment" form on the reverse thereof duly completed by the Holder (or by the Holder's attorney duly authorized in writing) or (2) a telegram, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. ("NASD"), or a commercial bank or trust company in the United States setting forth the name of the Holder of the Security, the principal amount of the Security, the principal amount of the Security to be repaid, the CUSIP number, if any, or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid, together with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Security, will be received by the Trustee not later than the fifth Business Day after the date of such telegram, facsimile transmission or letter; provided, however, that such telegram, facsimile transmission or letter shall
--------  -------
only be effective if such Security and form duly completed are received by the Trustee by such fifth Business Day. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

     Section 1505.  When Securities Presented For Repayment Become Due And
                    ------------------------------------------------------
Payable.  If Securities of any series providing for repayment at the option of
-------
the Holders thereof shall have been surrendered as provided in this Article Fifteen and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, together with all Coupons, if any, appertaining thereto maturing after the Repayment Date, the principal amount of such Security so to be repaid shall be paid by the Company, together with accrued interest and Additional Amounts, if any, to the Repayment Date; provided, however, that Coupons whose
                                        --------  -------
Stated Maturity is on or prior to the Repayment Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified pursuant to Section 301, only upon presentation and surrender of such Coupons; and provided, further, that, in the case of Registered Securities, installments of interest and Additional Amounts, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable (but without interest thereon, unless the Company shall default in the payment thereof) to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Bearer Security surrendered for repayment shall not be accompanied by all appurtenant Coupons maturing after the Repayment Date, such Security may be paid after deducting from the amount payable therefor as provided in Section 1502 an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by Coupons
                    --------  -------
shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those Coupons.

     If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or yield to maturity (in the case of Original Issue Discount Securities) set forth in such Security.

     Section 1506. Securities Repaid In Part.  Upon surrender of any Registered
                   -------------------------
Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Registered Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                                ARTICLE SIXTEEN

                       MEETINGS OF HOLDERS OF SECURITIES

Section 1601.  Purposes for Which Meetings May Be Called.
               -----------------------------------------

        A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article Sixteen to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 1602.  Call, Notice and Place of Meetings.
               ----------------------------------

               (1) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1601, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or, if Securities of such series have been issued in whole or in part as Bearer Securities, in London or in such place outside the United States as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

               (2) In case at any time the Company (by or pursuant to a Board Resolution) or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1601, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of or made the first publication of the notice of such meeting within 21 days after receipt of such request (whichever shall be required pursuant to Section 106) or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or, if Securities of such series are to be issued as Bearer Securities, in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (1) of this Section.

Section 1603.  Persons Entitled to Vote at Meetings.
               ------------------------------------

        To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 1604.  Quorum; Action.
               --------------

        The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is
                                      --------  -------
to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of at least 66-2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66-2/3% in principal amount of the Outstanding Securities of such series constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in
Section 1602(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

        Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of at least 66-2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66-2/3% in principal amount of the Outstanding Securities of that series; and provided, further, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

        Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the Coupons appertaining thereto, whether or not such Holders were present or represented at the meeting.

Section 1605.  Determination of Voting Rights; Conduct and Adjournment of
               ----------------------------------------------------------
Meetings.
--------

               (1) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in
        Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

               (2) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1602(2), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

               (3) At any meeting, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

               (4) Any meeting of Holders of Securities of any series duly called pursuant to Section 1602 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

Section 1606.  Counting Votes and Recording Action of Meetings.
               -----------------------------------------------

        The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1602 and, if applicable, Section 1604. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                               ARTICLE SEVENTEEN

                           [INTENTIONALLY OMITTED]

                            [INTENTIONALLY OMITTED]

                            [INTENTIONALLY OMITTED]

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                                      109

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                                      110

                            [INTENTIONALLY OMITTED]

                               ARTICLE EIGHTEEN

                            [INTENTIONALLY OMITTED]

                            [INTENTIONALLY OMITTED]

                            [INTENTIONALLY OMITTED]

                            [INTENTIONALLY OMITTED]

                            [INTENTIONALLY OMITTED]

                            [INTENTIONALLY OMITTED]

                                     * * *

        This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                 [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

                                                  THERMO ELECTRON CORPORATION


(SEAL)                                            By:
                                                     --------------------------
                                                  Name:
                                                  Title:
Attest:


----------------------
  Secretary

                                                  BANKERS TRUST COMPANY, as
                                                  TRUSTEE


                                                  By:
                                                     --------------------------
(SEAL)                                            Name:
                                                  Title:

Attest:


----------------------

STATE OF      )
              )  :SS.:
COUNTY OF     )


        On the _____ day of ________________, 1997, before me personally came _______________, to me known, who, being by me duly sworn, did depose and say that he is a _____________ of Thermo Electron Corporation, a Delaware corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such Corporation's seal; that it was so affixed by authority of the Board of Directors of said Corporation; and that he signed his name thereto by like authority.


                                            ------------------------------------
                                            Notary Public

[NOTARIAL SEAL]



STATE OF      )
              )  :SS.:
COUNTY OF     )


        On the ___ day of ________________, 1997, before me personally came _______________, to me known, who, being by me duly sworn, did depose and say that he is a _____________ of Bankers Trust Company, a New York banking corporation, one of the persons described in and who executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such Corporation's seal; that it was so affixed by authority of the Board of Directors of said Corporation; and that he signed his name thereto by like authority.

                                           ------------------------------------
                                           Notary Public

[NOTARIAL SEAL]

                                                                       EXHIBIT A

        This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                               NAME OF TRUSTEE,
                                               as Trustee
*Dated:
                                               By:
                                                  -----------------------------
                                                  Authorized Officer



---------------------------------
*  For Registered Securities Only

                                                                       EXHIBIT B

                               CONVERSION NOTICE

        (a) For Bearer Securities:

        The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of u.s. $1,000 below designated) into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to the undersigned unless a different name has been indicated below. The address for payment of any such check must be outside the United States. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Dated:
      -------------------------             --------------------------------
                                            Signature

                                            [MUST BE GUARANTEED IF STOCK IS
                                            TO BE ISSUED IN A NAME OTHER THAN
                                            THE REGISTERED HOLDER OF THE
                                            SECURITY]

If shares are to be registered in the name of and delivered to a Person other than the Holder, please print such Person's name and address:


Name
    ---------------------------------------------------------------------------

Address
        -----------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Social Security or other Taxpayer Identification Number, if any Social Security or other Taxpayer Identification Number, if any


HOLDER

Please print name and address of Holder

Name
    ---------------------------------------------------------------------------

Address
        -----------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Social Security or other Taxpayer Identification Number, if any Social Security or other Taxpayer Identification Number, if any

Name and address (outside the United States) to where any check referred to in the first paragraph of this Conversion Notice should be mailed:If only a portion of the Securities is to be converted, please indicate:

                                       1.  Principal amount to be converted:

                                       U.S.$
                                            --------------------------------
-----------------------------------    2.Principal amount and denomination
              Name                     of Registered Securities representing
                                       unconverted principal amount to
                                       be issued:

-----------------------------------
             Address                   Amount:  U.S.$
                                                     -----------------------
                                       Denominations:
                                       U.S.$
                                            --------------------------------
                                       (any integral multiple of U.S. $1,000)

        (b) For Registered Securities:

        The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of U.S. $1,000 below designated) into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:
      ---------------------------------     ----------------------------------
                                                      Signature
                                            [MUST BE GUARANTEED IF STOCK
                                            IS TO BE ISSUED IN A NAME OTHER
                                            THAN THE REGISTERED HOLDER OF
                                            THE SECURITY]

---------------------------------------
                  Name

---------------------------------------
                 Address

---------------------------------------
Social Security or other Taxpayer
Identification Number, if any

If shares or Registered Securities are to be registered in the name of a Person other than the Holder, please print such Person's name and address:If only a portion of the Securities is to be converted, please indicate:

                                       1.  Principal amount to be converted:

                                       U.S. $
                                             -------------------------------

-----------------------------------    2.Principal amount and denomination
              Name                     of Registered Securities representing
                                       unconverted principal amount to
                                       be issued:

-----------------------------------
             Address                   Amount:  U.S.$
                                                     -----------------------
                                       Denominations:
                                       U.S.$
                                            --------------------------------
                                       (any integral multiple of U.S. $1,000)

                                                                       EXHIBIT C
               Form of Certificate of Beneficial Ownership for
                    Bearer Securities to be Provided to the
             Euroclear Operator or to Cedel Bank, societe anonyme

                                 CERTIFICATION

                              U.S. $____________

                          THERMO ELECTRON CORPORATION

                             [Title of Securities]

                              (the "Securities")

        This is to certify that as of the date hereof and except as set forth below, $___________ aggregate principal amount of the above-mentioned Securities held by you for our account are owned or, if this certificate is being delivered in connection with a payment of interest, were owned, by or on behalf of, (a) a person (other than a financial institution for purposes of resale during the restricted period) who is not a United States person; or (b) a United States person (other than a financial institution for purposes of resale during the restricted period) who is (i) a foreign branch of a United States financial institution or (ii) a United States person acquiring such Securities through the foreign branch of a United States financial institution and who for purposes of this certification holds such Securities through such financial institution on the date hereof, and, in the case of either (i) or (ii), such United States financial institution has agreed, for the benefit of the Company, to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as from time to time amended, and the regulations thereunder; or (c) a financial institution for purposes of resale during the restricted period and such financial institution has not acquired such Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions; and the undersigned has obtained a similar certificate from its member organizations on which this certificate is based; provided, however, that if the undersigned has actual knowledge that the information contained in such a certificate is false (and, absent documentary evidence that the beneficial owner of such Security is not a United States person, it will be deemed to have actual knowledge that such certificate is false if it has a United States address for such beneficial owner, other than a financial institution described above), the undersigned will not deliver a Security in temporary or definitive bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.

                            No. of Certificates           Amount
$1,000 Denomination                                   $
                            ----------------    =      -------------
$10,000 Denomination                                  $
                            ----------------    =      -------------
[Other Authorized
Denomination]                                         $
                            ----------------    =      -------------
Total Requested                                       $
                            ----------------    =      -------------

        As used herein, (i) "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, an estate the income of which is subject to United States Federal income taxation regardless of its source, any trust if a court within the United States is able to exercise primary supervision of the administration thereof and one or more United States fiduciaries have the authority to control all substantial decisions thereof, and any other person deemed a "United States person" or a "U.S. person" under the Internal Revenue Code of 1986, as amended, (ii) "United States" means the United States of America (including the States and the District of Columbia) and its territories and possessions, including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands, (iii) "restricted period" means the period described in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury Regulations, and (iv) "financial institution" means the persons described in Section 1. 165-12(c)(1)(v) of the United States Treasury Regulations.

        We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

        This certification excepts and does not relate to U.S.$_______________ of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of Definitive Securities cannot be made until we do so certify.

------------------------------------
/*/ Must equal the amount stated in the first paragraph of this certificate.

        We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Dated:    ___________________, ____/**/


                                          [Name]


                                           By:
                                              --------------------------------
                                                Signature

        As, or as agent for, the beneficial owner[s] of the Securities to which this certificate relates.

/**/ Not earlier than 15 days prior to the earlier of the date that definitive Bearer Security is delivered and the Exchange Date.

                                                                       EXHIBIT D

                      Form of Certificate to be Given by
            the Euroclear Operator and Cedel Bank, societe anonyme


                                 CERTIFICATION

                                    U.S. $

                          THERMO ELECTRON CORPORATION

                             [Title of Securities]

                              (the  "Securities")

        This is to certify that, based solely on certifications we have received in writing, by tested telex or electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below or to interest payable on an interest payment date (our "Member Organizations"), substantially to the effect set forth in the Indenture relating to the above-captioned Securities, as of the date hereof, U.S. $_______________ aggregate principal amount of the above-captioned Securities is owned by persons that are not citizens or residents of the United States, United States domestic partnerships, United States domestic corporations, any estate the income of which is subject to United States Federal income taxation regardless of its source, any trust if a court within the United States is able to exercise primary supervision of the administration thereof and one or more United States fiduciaries have the authority to control all substantial decisions thereof, or any other person deemed a "United States person" or a "U.S. person" under the Internal Revenue Code of 1986, as amended and the regulations thereunder ("United States persons").

        The following denominations of Bearer Securities are requested:

                            No. of Certificates           Amount
$1,000 Denomination                                   $
                            ----------------    =      -------------
$10,000 Denomination                                  $
                            ----------------    =      -------------
[Other Authorized
Denomination]                                         $
                            ----------------    =      -------------
Total Requested                                 =     $              /*/
                            ----------------    =      -------------

We further certify (i) that we are not making available herewith for exchange any portion of the temporary global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organization with respect to any portion of the part

-----------------------
/*/ Must equal the amount stated in the first paragraph of this certificate.

submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof. We further certify that interest payable on the interest payment dates on _________ and _________ will be paid with respect to U.S. $_____________ principal amount of the Securities with respect to which we have received from Member Organizations certificates substantially in the form set out in Exhibit D to the Indenture relating to the Securities that the Securities
(a) are owned by a person (other than a financial institution for purposes of resale during the restricted period) who is not a United States person; (b) are owned by a United States person (other than a financial institution for purposes of resale during the restricted period) who is (i) a foreign branch of a United States financial institution or (ii) a United States person who acquired such Securities through the foreign branch of a United States financial institution and who for purposes of this certification holds such Securities through such financial institution on the date hereof and, in either case, such United States financial institution has agreed, for the benefit of the Company, to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as from time to time amended, and the regulations thereunder; or (c) are owned by a financial institution for purposes of resale during the restricted period and such financial institution has certified that it has not acquired such Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

        To the extent that we have knowledge that any of such certificates from a Member Organization is false and to the extent that we have not received with respect to any Securities such certificates from Member Organization, we are not requesting that payment be made for interest with respect thereto.

        We further certify that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organization with respect to any interest payment on any portion of the principal amount of the Securities are no longer true and cannot be relied upon as of the date hereof. We further certify that under the rules of the undersigned organization, each Member Organization has agreed that any electronic certification shall have the effect of a signed certification and that all certifications shall be retained for at least four calendar years following the year in which the certifications are received in compliance with the rules set forth under Treas. Reg. 1.163-5(c)(2)(i)(D)(3)(i).

        We undertake that any interest received by us and not paid as provided above shall be returned to the Trustee for the above-captioned Securities immediately prior to the expiration of two years after such interest payment date in order to be repaid by such Trustee to the above issuer at the end of two years after such interest payment date.

        We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

        As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its territories and possessions, including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands. As used herein, "restricted period" means the period described in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury Regulations and "financial institution" means the persons described in Section 1.165-12(c)(1)(v) of the United States Treasury Regulations.


Dated:                           /**/
      --------------------,-----


                                          Yours faithfully,

                                          [MORGAN GUARANTY TRUST COMPANY OF NEW
                                          YORK, BRUSSELS OFFICE, AS OPERATOR OF
                                          THE EUROCLEAR SYSTEM]

                                          [CEDEL BANK, SOCIETE ANONYME]/***/

                                          By:
                                             ----------------------------------


/**/   To be dated no earlier than the earlier of the date the definitive
Bearer Security is delivered and the Exchange Date.
/***/  Delete as appropriate.

                                                                       EXHIBIT E

                           OPTION TO ELECT REPAYMENT
                            UPON A REPAYMENT EVENT

To: Thermo Electron Corporation
    ---------------------------

    The undersigned owner of this Security hereby acknowledges receipt of a notice from Thermo Electron Corporation (the "Company") as to the occurrence of a Repayment Event with respect to the Common Stock of the Company and requests and instructs the Company to repay the entire principal amount of this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security at the Repayment Price (or the relevant percentage thereof), together with accrued interest to such date (except if the Repayment Date shall be an Interest Payment Date), to the holder hereof.


Dated:
      ---------------------------------


                                           -------------------------------------
                                           Signature*(s)

                                           Name:
                                                --------------------------------
                                           Address:
                                                   -----------------------------

                                                   -----------------------------
                                           [*Signature Guarantee Required]

                                           Principal amount to be required
                                           (if less than all):
                                           $
                                            -----------------
                                           NOTICE: If this Security is issued in
                                           registered form, the above signatures
                                           of the holder(s) hereof must
                                           correspond with the name as it
                                           appears in the Security in every
                                           particular without alteration or
                                           enlargement or any change whatever.

------------------------------

                                           Social Security or Other
                                           Taxpayer Identification Number